UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

811-22749

(Investment Company Act file number)

Resource Real Estate Diversified Income Fund

(Exact name of registrant as specified in charter)

712 Fifth Avenue, 12th Floor

New York, NY  10019

(Address of principal executive offices) (Zip code)

The Corporation Trust Company

Corporation Trust Center, 1209 Orange Street

Wilmington, DE 19801

(Name and address of agent for service)

Copy to:

JoAnn M. Strasser Thompson Hine LLP 41 South High Street, 17th Floor Columbus, OH 43215 (614) 469-3265	Lawrence S. Block Resource Real Estate Diversified Income Fund 717 Fifth Avenue, 18th Floor New York, NY 10022 (212) 705-5090

Registrant's telephone number, including area code: (215) 231-7050

Date of fiscal year end: September 30

Date of reporting period: October 1, 2017 - March 31, 2018

Item 1. Reports to Stockholders.

TABLE OF CONTENTS

Shareholder Letter	1
Portfolio Update	3
Portfolio of Investments	5
Statement of Assets and Liabilities.	9
Statement of Operations	11
Statements of Changes in Net Assets	12
Statement of Cash Flows	15
Financial Highlights
Class A	16
Class C	17
Class W	18
Class I	19
Class U	20
Class T	21
Class D	22
Class L	23
Notes to Financial Statements	24
Additional Information	33

Resource Real Estate Diversified Income Fund	Shareholder Letter

March 31, 2018 (Unaudited)

Dear Shareholders:

We are pleased to present you with the Resource Real Estate Diversified Income Fund (the “Fund”) Semi-Annual Report for the six months ended March 31, 2018. As the Fund’s investment adviser, Resource Real Estate, LLC has maintained a consistent and disciplined approach to investing the Fund’s capital throughout changing market conditions and has continued to deliver on its key investment objectives of current income and low to moderate volatility.

The Fund’s investment universe currently is broadly comprised of the following strategies: Real Estate Public Equity (predominantly US REITs); Real Estate Credit (including preferred REIT equity and real estate private credit funds); and Real Estate Private Equity (predominantly real estate private equity funds). The asset classes behind each of these investment strategies offers advantages. For example, publicly traded REITs can be a more liquid asset class, real estate private equity funds can offer stronger capital stability and real estate private credit funds can offer higher security and income.

First and foremost, we determine the appropriate balance within the Fund among these investment strategies. We base this decision on where we see the best risk-adjusted value in the context of achieving the Fund’s strategic objectives.

Investment Environment

We are cognizant that the real estate cycle continues to mature but assess the current real estate market to be generally healthy. The strength of the overall economy and commercial real estate supply dynamics are key considerations in our assessment. In particular, employment growth remained steady, averaging 183,0001 new jobs per month over the semi-annual period. Furthermore, while new real estate development projects have likely dampened the rate of growth in rents in some markets, we believe the pace of new supply remains modest compared to past real estate cycles. As a result, the National Association of Realtors is forecasting relatively stable vacancy rates for 2018 in core real estate categories.2

In spite of solid fundamental trends, the US NAREIT3 Index dropped 12.45% from January 2nd to February 8th as investors seemed to place greater emphasis on the threat of rising interest rates. The yield on 10 Year Treasury Notes climbed from 2.46% to 2.82% over that same period and ended the quarter at 2.74%. While the broader equity markets were also susceptible to the threat of rising interest rates, the US NAREIT Index continued to underperform the S&P500 by 12.53% during the first half of the Fund’s fiscal year.

Even in the context of broad based interest rate driven volatility, total returns for publicly traded REITs varied widely by sub-sector during the semiannual period. Sub-sectors characterized by shorter lease periods such as Self-Storage (+0.30%)4 and Hotels (+0.13%)5 may be best positioned to benefit from strength in the economy and outperformed the MSCI US REIT Index.6 Total return for the Industrial sector during the period was negative 3.29%7, but still exceeded the MSCI US REIT Index by 341 basis points as favorable E-commerce dynamics are probably seen as creating sustainable demand for warehouse space. At the other end of the spectrum, oversupply in the Healthcare sector, especially in senior living, contributed to a total return of negative 15.73%8 over the semi-annual period.

While public REIT markets reacted adversely to rising interest rates, private real estate markets seemed much less impacted as U.S. commercial property cap rates overall remained steady for the semi-annual period.9 Moreover, according to London-based alternative investment research firm Preqin, real estate private equity firms had approximately $165 billion in cash to invest as of March 31, 2018.10 We believe this “dry powder” will provide further support to private market valuations. Public REITs may also benefit to the extent that individual buildings, portfolios or even entire companies are sold to private capital.

Nonetheless, as we progress further into the current real estate cycle, it will be increasingly important to maintain risk-adjusted discipline around opportunistically allocating investments across the capital stack and property types with favorable supply and demand factors.

Fund Performance

Throughout the semi-annual period, the Fund continued to deliver on its objectives of providing attractive current income and lower volatility relative to the broader equity markets for its shareholders. Since inception on March 12, 2013 through March 31, 2018, the Fund has paid a consistent distribution for 20 straight quarters, which corresponded to an annualized rate of 6.14%11 as of March 31, 2018. In addition, during the six months ended March 31, 2018, the Fund’s volatility (as measured by standard deviation) was 6.27% compared to 14.45% for the S&P 500 and 14.29% for the US NAREIT Index.

Given the Fund’s defensive positioning, we were pleased that the Fund had a total return of negative 0.66% for the semi-annual period ended March 31, 2018 as compared to a return of negative 6.70% for the MSCI US REIT Index and 1.79% for the NCREIF Private Commercial Real Estate Property Index during the same period.

Semi-Annual Report | March 31, 2018	1

Resource Real Estate Diversified Income Fund	Shareholder Letter

March 31, 2018 (Unaudited)

Investment Positioning

We target an approximately equal weighting in each of the main strategies but diverge from that balanced approach when we believe we can capture risk-adjusted returns with low to moderate volatility. At March 31, 2018, we were slightly overweight in Real Estate Credit, which we believe positions us defensively as the real estate cycle continues to mature. As relative value between our strategies shifts in the coming year, we will rebalance as appropriate.

In anticipation of modestly rising interest rates, we continued to rebalance the Real Estate Credit strategy in favor of floating rate securities. This was primarily achieved by reducing exposure in REIT preferred securities and commercial mortgage-backed securities while adding investments in real estate private credit funds that primarily hold floating rate commercial mortgages. Our Direct Real Estate Private Equity Strategy also can be a source of stability as market sentiment on interest rates shifts.

The Fund seeks broad diversification12 not only at the asset class level but also across real estate sectors and the capital stack. Such diversification may protect the Fund’s portfolio as real estate markets continue to adjust to cyclical, fundamental and policy changes. Furthermore, our commitment to thorough fundamental research is intended to enhance our security selection within each strategy.

We are proud of the Fund’s track record over the past five years and believe that our approach to asset allocation, security selection and diversification will enable us to continue to deliver on our key investment objectives over the course of the next year and beyond.

Thank you for being a shareholder of the Resource Real Estate Diversified Income Fund.

Sincerely,

Justin Milberg

Portfolio Manager

Resource Real Estate Diversified Income Fund

[1]	Bloomberg US Employees on Nonfarm Payrolls Total MoM Net Change SA Index (NFP TCH). Data as of 3/31/2018. This indicator measures the number of employees on business payrolls. It is also sometimes referred to as establishment survey employment to distinguish it from the household survey measure of employment.

[2]	National Association of Realtors, “Commercial Real Estate Outlook”, Q1.2018.

[3]	FTSE NAREIT Equity REITs Total Return Index (FNRETR). This investment sector includes all Equity REITs not designated as Timber REITs or Infrastructure REITs. Data as of 3/31/2018.

[4]	Bloomberg Public/Self Storage REIT Index (BBREPBST). The BBREIT Public/Self Storage Index is a capitalization-weighted sub-index of the Bloomberg REIT Index. The index is based on public/self-storage properties comprising 75% or more of invested assets. Data as of 3/31/2018.

[5]	Bloomberg Retail REIT Index (BBRERTL). The BBREIT Retail Index is a capitalization-weighted sub-index of the Bloomberg REIT Index. The index is based on retail properties (including outlet centers, regional malls and shopping centers) having a minimum market cap of $15 million and was developed with a base value of 179.52. Data as of 3/31/2018.

[6]	MSCI US REIT Index (RMZ). The MSCI US REIT Index is a price-only index, which MSCI began calculating on June 20, 2005. Previously, this index (then known as the Morgan Stanley REIT Index) was calculated and maintained by the AMEX. The AMEX began calculating the index with a base level of 200. Data as of 3/31/2018.

[7]	Bloomberg Warehouse/Industrial REIT Index (BBREINDW). The BBREIT Industrial/Warehouse Index is a capitalization-weighted sub-index of the Bloomberg REIT Index. The index is based on industrial/warehouse properties comprising 75% or more of invested assets and was developed with a base value of 100. This index rolls into BBREIT Group BBREINDU. Data as of 3/31/2018.

[8]	Bloomberg Healthcare REIT Index (BBREHLTH). The BBREIT Healthcare Index is a cap-weighted index of infinite life Healthcare REITs having a market capitalization of $15 million or greater. Index is based on healthcare related real estate, nursing homes, long-term care facilities, medical office buildings, etc. comprising 75% or more of invested assets. Data as of 3/31/2018.

[9]	CBRE North America: Second Half 2017 Cap Rate Survey. Data as of 2/28/2018

[10]	Preqin Quarterly Update: Real Estate Q1 2018.

[11]	To calculate the quarterly distribution, the Fund’s management takes the income received from the Fund’s portfolio, subtracts expenses and divides the result by the total number of shares the Fund’s investors own. The annualized distribution represents a single distribution from the Fund and does not represent the total returns of the Fund. A portion of our distribution has been comprised of a return of capital because certain Fund investments have included preferred and common equity investments, which may include a return of capital. Distributions are not guaranteed.

[12]	Diversification does not eliminate the risk of experiencing investment losses.

2	www.rredif.com

Resource Real Estate Diversified Income Fund	Portfolio Update

March 31, 2018 (Unaudited)

The Fund’s performance figures for the periods ended March 31, 2018*, compared to its benchmark:

Resource Real Estate Diversified Income Fund	6 Month**	1 Year	3 Year	5 Year	Since Inception	Inception
Class A Shares – Without Load	0.04%	2.60%	4.38%	5.75%	5.96%	3/12/2013
Class A Shares – With Load	-5.70%	-3.26%	2.06%	4.50%	4.73%	3/12/2013
Class C Shares	-0.44%	1.82%	3.59%	–	5.11%	8/1/2014
Class C Shares – With Load(a)	-2.94%	-0.70%	3.07%	–	4.68%	8/1/2014
Class D Shares[3]	-0.27%	2.04%	3.88%	–	5.09%	2/12/2015
Class I Shares	0.09%	2.90%	4.03%	–	5.47%	8/1/2014
Class L Shares – Without Load	-0.19%	–	–	–	1.03%	7/10/2017
Class L Shares – With Load	-4.41%	–	–	–	-3.23%	7/10/2017
Class T Shares – Without Load[2]	-0.35%	1.82%	3.59%	–	5.08%	2/12/2015
Class T Shares – With Load	-1.80%	0.25%	3.07%	–	4.65%	2/12/2015
Class U Shares – Without Load[1]	0.04%	2.60%	4.45%	5.77%	5.98%	2/12/2015
Class U Shares – With Load	-6.47%	-4.05%	2.12%	4.37%	4.57%	2/12/2015
Class W Shares	-0.02%	2.66%	4.10%	–	5.29%	11/21/2014
Wells Fargo® Hybrid and Preferred Securities REIT Index	-2.59%	2.09%	4.66%	5.41%	5.46%	11/21/2014

*	Returns for periods greater than one year are annualized.

**	Returns shown are for the period, October 1, 2017 to March 31, 2018 and include adjustments in accordance with accounting principles generally accepted in the United States of America.

(a)	Effective as of December 23, 2016, Class C shares no longer have a sales load.

[1]	Returns shown prior to 2/12/2015 are based on the returns of Class A Shares. If Class U Shares had been available during periods prior to 2/12/2015, the performance shown may have been different.

[2]	Returns shown prior to 2/12/2015 are based on the returns of Class C Shares. If Class T Shares had been available during periods prior to 2/12/2015, the performance shown may have been different.

[3]	Returns shown prior to 2/12/2015 are based on the returns of Class W Shares. If Class D Shares had been available during periods prior to 2/12/2015, the performance shown may have been different.

The Wells Fargo® Hybrid and Preferred Securities REIT (“WHPSR”) Index is designed to track the performance of preferred securities issued in the U.S. market by real estate investment trusts. The WHPSR Index is composed exclusively of preferred shares and depositary shares. Investors cannot invest directly in an index.

Past performance is not predictive of future results. The investment return and principal value of an investment will fluctuate. An investor’s shares when redeemed, may be worth more or less than the original cost. Total return is calculated assuming reinvestment of all dividends and distributions. Performance figures for periods greater than one year are annualized. The Fund’s total annual operating expense, including acquired fund fees and expenses, before fee waivers is 2.91% for Class A, 3.72% for Class C, 3.07% for Class W, 3.24% for Class I, 2.94% for Class U, 3.70% for Class T, 3.46% for Class D and 3.84% for Class L shares per the most recent Class specific prospectus filings. After fee waivers, the Fund’s total annual operating expense is 2.70% for Class A, 3.48% for Class C, 2.74% for Class W, 2.57% for Class I, 2.74% for Class U, 3.49% for Class T, 3.24% for Class D and 3.08% for Class L shares. Class A shares are subject to a maximum sales load of 5.75% imposed on purchases. Class U shares are subject to a maximum sales load of 6.50% imposed on purchases. Class T shares are subject to a maximum sales load of 1.50% imposed on purchases. Class L shares are subject to a maximum sales load of 4.25% imposed on purchases. Repurchases of shares within 365 days of the purchase may be assessed an early withdrawal charge of 0.50% for Class A, 1.00% for Class C, 1.00% for Class T, and 0.50% for Class U shares. For performance information current to the most recent month-end, please call toll-free 1-855-747-9559.

Semi-Annual Report | March 31, 2018	3

Resource Real Estate Diversified Income Fund	Portfolio Update

March 31, 2018 (Unaudited)

Comparison of the Change in Value of a $10,000 Investment

Portfolio Composition as of March 31, 2018

Asset Type	Percent of Net Assets
Real Estate Investment Trusts - Common Stocks	107.85%
Preferred Stock	13.61%
Bonds & Notes	1.09%
Total Investments	122.55%
Liabilities in Excess of Other Assets	-22.55%
Net Assets	100.00%

4	www.rredif.com

Resource Real Estate Diversified Income Fund	Portfolio of Investments
March 31, 2018 (Unaudited)

	Interest/ Dividend Rate	Maturity	Principal	Value
BONDS & NOTES (1.09%)
COMMERCIAL MORTGAGE BACKED SECURITIES (1.09%)
Banc of America Commercial Mortgage Trust, Class B(a)(b)(c)	5.708%	06/10/2049	$509,360	$516,064
Hypo Real Estate Bank International AG, Class A2(a)(b)(c)	3M GBP L + 0.22%	03/20/2022	2,200,000	817,950
Morgan Stanley Capital I Trust, Class B(a)(b)(c)	5.538%	02/12/2044	1,700,000	1,363,159
				2,697,173
TOTAL BONDS & NOTES
(Cost $3,728,555)				2,697,173

			Shares	Value
PREFERRED STOCKS (13.61%)
REAL ESTATE INVESTMENT TRUSTS (13.61%)
ARMOUR Residential REIT, Inc., Series B(d)	7.875%		107,127	2,653,536
City Office REIT, Inc., Series A	6.625%		33,300	792,540
Colony NorthStar, Inc., Series I(d)	7.150%		162,500	3,731,000
Colony NorthStar, Inc., Series E(d)	8.750%		75,921	1,901,821
Dynex Capital, Inc., Series B(d)	7.625%		200,000	4,800,000
Five Oaks Investment Corp., Series A(a)(d)	8.750%		86,264	2,155,306
Global Medical REIT, Inc., Series A(d)	7.500%		98,278	2,405,845
Innovative Industrial Properties, Inc., Series A(d)	9.000%		95,000	2,593,500
New York Mortgage Trust, Inc., Series C(d)	7.875%		60,004	1,417,295
Pennsylvania Real Estate Investment Trust,
Series C	7.200%		49,202	1,020,449
Sotherly Hotels, Inc., Series B(d)	8.000%		120,000	2,997,600
Two Harbors Investment Corp., Series A(d)	8.125%		120,000	3,160,800
Wheeler Real Estate Investment Trust, Inc.,
Series D(d)	8.750%		264,019	4,126,617

TOTAL PREFERRED STOCKS
(Cost $34,960,906)				33,756,309

REAL ESTATE INVESTMENT TRUSTS -
COMMON STOCKS (107.85%)
PUBLIC NON-TRADED REAL ESTATE
INVESTMENT TRUSTS (9.44%)
Black Creek Group Diversifed Property Fund, Class I(b)(c)			132,945	992,329
Cole Credit Property Trust IV, Inc.(b)(c)			4,069	37,558
Cole Real Estate Income Strategy (Daily NAV), Inc., Class I(b)(c)			54,885	1,016,466
Harrison Street Core Property Fund Private Reit(b)			13,493	18,156,656
InvenTrust Properties Corp.(b)(c)			446,837	1,483,500
NorthStar Healthcare Income, Inc.(b)(c)			206,739	1,581,556
Phillips Edison Grocery Center REIT I, Inc.(b)(c)			14,984	162,727
				23,430,792
PRIVATE REAL ESTATE INVESTMENT
TRUSTS (61.20%)
Barings Core Property Fund, LP(b)(c)				4,946,291
Broadstone Net Lease(b)(c)				13,362,984
Brookfield Real Estate Finance V(b)(c)				3,911,515
Clarion Debt Fund(b)(c)				3,389,008
Clarion Lion Industrial Trust(b)(c)				12,406,304
Clarion Lion Properties Fund, LP(b)(c)				14,960,200

See Notes to Financial Statements.
Semi-Annual Report | March 31, 2018	5

Resource Real Estate Diversified Income Fund	Portfolio of Investments
March 31, 2018 (Unaudited)

	Shares	Value
PRIVATE REAL ESTATE INVESTMENT
TRUSTS (continued)
Clarion Ventures(b)(c)		$9,824,206
Cottonwood Residential, Inc.(b)(c)		1,301,060
Guggenheim US Property Private REIT(b)(c)		15,247,840
Heitman Core Real Estate Debt Income(b)		25,199,433
Metlife Commercial Mortgage Income Fund LP(b)(c)		8,395,331
Och-Ziff Real Estate Advisors LP(b)(c)		2,743,702
PGIM Real Estate US Debt Fund(b)(c)		24,987,914
Sentinel Real Estate Fund Private REIT(b)(c)		3,021,785
Truman REIT(b)(c)		1,642,785
UBS Trumbull LP(b)(c)		1,099,296
UBS Trumbull Property Fund(b)(c)		5,404,469
		151,844,123
TRADED REAL ESTATE INVESTMENT
TRUSTS (37.21%)
Alexandria Real Estate Equities, Inc.(d)	12,695	1,585,479
Apollo Commercial Real Estate Finance, Inc.(d)	164,904	2,964,974
Blackstone Mortgage Trust, Inc., Class A(d)	189,746	5,961,819
Boston Properties, Inc.(d)	25,000	3,080,500
City Office REIT, Inc.(d)	347,834	4,020,961
Condor Hospitality Trust, Inc.(d)	301,905	3,019,050
EPR Properties(d)	53,084	2,940,854
Global Medical REIT, Inc.(d)	442,996	3,078,822
Granite Point Mortgage Trust, Inc.(d)	256,000	4,234,240
Great Ajax Corp.(d)	175,056	2,372,009
Independence Realty Trust, Inc.(d)	571,423	5,245,663
Innovative Industrial Properties, Inc.(d)	113,038	3,023,766
MedEquities Realty Trust, Inc.(d)	215,000	2,259,650
Medical Properties Trust, Inc.(d)	133,111	1,730,443
National Storage Affiliates Trust	125,150	3,138,762
New Residential Investment Corp.(d)	378,700	6,229,615
Omega Healthcare Investors, Inc.(d)	138,420	3,742,877
Park Hotels & Resorts, Inc.(d)	79,554	2,149,549
Plymouth Industrial REIT, Inc.(d)	201,250	3,457,475
Prologis, Inc.(d)	50,000	3,149,500
Sachem Capital Corp.(d)	842,634	2,923,940
Spirit Realty Capital, Inc.(d)	500,000	3,880,000
STAG Industrial, Inc.(d)	162,260	3,881,259
TPG RE Finance Trust, Inc.(d)	24,985	496,952
Uniti Group, Inc.(d)	290,400	4,719,000
Washington Prime Group, Inc.(d)	439,515	2,931,565
Whitestone REIT(d)	436,257	4,532,710
WP Carey, Inc.(d)	25,197	1,561,962
		92,313,396
TOTAL REAL ESTATE INVESTMENT TRUSTS - COMMON STOCKS (Cost $260,845,671)		267,588,311

See Notes to Financial Statements.
6	www.rredif.com

Resource Real Estate Diversified Income Fund	Portfolio of Investments
March 31, 2018 (Unaudited)

Value
TOTAL INVESTMENTS (122.55%)
(Cost $299,535,132)	$304,041,793

LINE OF CREDIT (-25.40%)	(63,022,338)

Other Assets In Excess Of Liabilities (2.85%)	7,082,153

NET ASSETS (100.00%)	$248,101,608

Investment Abbreviations:

LIBOR - London Interbank Offered Rate

Libor Rates:

3M GBP L - 3 Month POUND LIBOR as of March 31, 2018 was 0.71%

(a)	Variable rate investment. Interest rates reset periodically. Interest rate shown reflects the rate in effect at March 31, 2018. For securities based on a published reference rate and spread, the reference rate and spread are indicated in the description above. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.
(b)	Illiquid security. See below.
(c)	Fair value estimated using fair valuation procedures adopted by the Board of Trustees. Total value of such securities is $22,414,326, representing 9.03% of net assets.
(d)	All or a portion of each of these securities may be segregated as collateral for written options and the Fund's line of credit. The aggregate market value of those securities was $118,987,561.

Securities determined to be illiquid under the procedures approved by the Fund's Board of Trustees is as follows:

Date(s) of Purchase	Security	Cost	Value	% of Net Assets
08/18/2015	Banc of America Commercial Mortgage Trust, Class B	$510,093	$516,064	0.21%
10/01/15-07/01/16	Barings Core Property Fund, LP	4,500,000	4,946,291	1.99%
3/31/17	Black Creek Group Diversifed Property Fund, Class I	1,000,000	992,329	0.40%
10/31/16-05/31/17	Broadstone Net Lease	13,000,000	13,362,984	5.39%
03/27/18	Brookfield Real Estate Finance V	3,810,037	3,911,515	1.58%
02/14/17-02/26/18	Clarion Debt Fund	3,420,612	3,389,008	1.37%
01/01/14-04/03/17	Clarion Lion Industrial Trust	10,300,000	12,406,304	5.00%
01/01/14-07/01/16	Clarion Lion Properties Fund, LP	12,663,845	14,960,200	6.03%
07/01/16-08/04/17	Clarion Ventures	8,201,063	9,824,206	3.96%
05/22/13	Cole Credit Property Trust IV, Inc.	31,838	37,558	0.01%
04/17/14-03/31/17	Cole Real Estate Income Strategy (Daily NAV), Inc., Class I	683,215	1,016,466	0.41%
02/24/14-07/21/14	Cottonwood Residential, Inc.	642,116	1,301,060	0.52%
09/01/16-07/31/17	Guggenheim US Property Private REIT	14,549,555	15,247,840	6.14%
01/03/18	Harrison Street Core Property Fund Private Reit	18,000,000	18,156,656	7.32%
07/27/17-01/18/18	Heitman Core Real Estate Debt Income	25,000,000	25,199,433	10.16%
10/30/15	Hypo Real Estate Bank International AG, Class A2	1,535,459	817,950	0.33%
02/06/15	InvenTrust Properties Corp.	1,390,454	1,483,500	0.60%
01/02/18	Metlife Commercial Mortgage Income Fund LP	8,380,237	8,395,331	3.38%
03/04/2014	Morgan Stanley Capital I Trust, Class B	1,683,003	1,363,159	0.55%
11/27/13-03/12/15	NorthStar Healthcare Income, Inc.	1,384,842	1,581,556	0.64%
06/28/17	Och-Ziff Real Estate Advisors LP	3,023,551	2,743,702	1.11%
07/31/17-01/30/18	PGIM Real Estate US Debt Fund	25,000,000	24,987,914	10.07%
08/07/13-11/25/13	Phillips Edison Grocery Center REIT I, Inc.	111,563	162,727	0.06%
06/28/17-07/31/17	Sentinel Real Estate Fund Private REIT	3,000,000	3,021,785	1.22%

See Notes to Financial Statements.
Semi-Annual Report | March 31, 2018	7

Resource Real Estate Diversified Income Fund	Portfolio of Investments
March 31, 2018 (Unaudited)

Date(s) of Purchase	Security	Cost	Value	% of Net Assets
06/24/16-12/15/16	Truman REIT	1,239,928	1,642,785	0.66%
07/01/16-04/03/17	UBS Trumbull LP	1,064,159	1,099,296	0.44%
01/04/16-01/03/17	UBS Trumbull Property Fund	5,200,000	5,404,469	2.18%
	Total	$169,325,570	$177,972,088	71.73%

Additional information on investments in private real estate investment trusts:

Value	Security	Redemption Frequency	Redemption Notice (Days)	Unfunded Commitments as of March 31, 2018
$4,946,291	Barings Core Property Fund, LP	Quarterly	30	$–
13,362,984	Broadstone Net Lease	N/A	N/A	–
3,911,515	Brookfield Real Estate Finance V	N/A	N/A	21,157,337
3,389,008	Clarion Debt Fund	N/A	N/A	8,741,626
12,406,304	Clarion Lion Industrial Trust	Quarterly	90	–
14,960,200	Clarion Lion Properties Fund, LP	Quarterly	90	–
9,824,206	Clarion Ventures	N/A	N/A	4,954,210
1,301,060	Cottonwood Residential, Inc.	Daily	60	–
15,247,840	Guggenheim US Property Private REIT	Quarterly	60	–
25,199,433	Heitman Core Real Estate Debt Income	Quarterly	90	–
8,395,331	Metlife Commercial Mortgage Income Fund LP	Quarterly	90	1,563,477
2,743,702	Och-Ziff Real Estate Advisors LP	N/A	N/A	17,981,404
24,987,914	PGIM Real Estate US Debt Fund	N/A	N/A	–
3,021,785	Sentinel Real Estate Fund Private REIT	Quarterly	N/A	–
1,642,785	Truman REIT	N/A	N/A	–
1,099,296	UBS Trumbull LP	Quarterly	60	–
5,404,469	UBS Trumbull Property Fund	Quarterly	60	–

See Notes to Financial Statements.
8	www.rredif.com

Resource Real Estate Diversified Income Fund	Statement of Assets and Liabilities
March 31, 2018 (Unaudited)

ASSETS
Investments, at value (Cost $299,535,132)	$304,041,793
Cash	147,769
Due from broker	260,803
Dividends and interest receivable	3,178,185
Receivable for securities sold	3,827,140
Receivable for Fund shares sold	182,588
Prepaid expenses and other assets	120,459
Total assets	311,758,737

LIABILITIES
Line of credit payable	63,022,338
Interest on line of credit payable	22,786
Payable due to adviser	221,413
Administration fees payable	27,177
Custody fees payable	14,728
Payable for compliance services fees	16,394
Distribution and dealer manager fees payable	43,008
Shareholder servicing fees payable	72,153
Payable for transfer agency fees	19,961
Accrued expenses and other liabilities	197,171
Total liabilities	63,657,129
NET ASSETS	$248,101,608

NET ASSETS CONSISTS OF
Paid-in capital	$244,581,926
Accumulated net investment loss	(187,304)
Accumulated net realized loss	(799,680)
Net unrealized appreciation	4,506,666
NET ASSETS	$248,101,608

See Notes to Financial Statements.
Semi-Annual Report | March 31, 2018	9

Resource Real Estate Diversified Income Fund	Statement of Assets and Liabilities
March 31, 2018 (Unaudited)

PRICING OF SHARES
Class A
Net Assets	$81,066,809
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	8,198,246
Net Asset Value and redemption price per share(a)	$9.89
Maximum Offering Price Per Share (Maximum Sales Charge of 5.75%)	$10.49
Class C
Net Assets	$57,060,463
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	5,772,805
Net Asset Value, offering and redemption price per share(a)	$9.88
Class W
Net Assets	$62,921,358
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	6,268,326
Net Asset Value, offering and redemption price per share	$10.04
Class I
Net Assets	$19,446,691
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	1,887,332
Net Asset Value, offering and redemption price per share	$10.30
Class U
Net Assets	$11,624,155
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	1,174,668
Net Asset Value and redemption price per share(a)	$9.90
Maximum Offering Price Per Share (Maximum Sales Charge of 6.50%)	$10.59
Class T
Net Assets	$5,795,752
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	587,367
Net Asset Value and redemption price per share(a)	$9.87
Maximum Offering Price Per Share (Maximum Sales Charge of 1.50%)	$10.02
Class D
Net Assets	$7,098,346
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	706,835
Net Asset Value, offering and redemption price per share	$10.04
Class L
Net Assets	$3,088,034
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	312,249
Net Asset Value and redemption price per share	$9.89
Maximum Offering Price Per Share (Maximum Sales Charge of 4.25%)	$10.33

(a)	Redemption price varies based on length of time held (Note 1).

See Notes to Financial Statements.
10	www.rredif.com

Resource Real Estate Diversified Income Fund	Statement of Operations
For the Six Months Ended March 31, 2018 (Unaudited)

INVESTMENT INCOME
Dividends	$8,461,667
Interest	2,111,483
Total investment income	10,573,150
EXPENSES
Investment advisory fees (Note 3)	1,490,230
Administrative fees (Note 3)	133,087
Distribution fees (Note 3):
Class C	213,090
Class T	21,832
Class L	2,506
Shareholder servicing fees (Note 3):
Class A	98,254
Class C	71,030
Class W	70,818
Class U	14,575
Class T	7,277
Class D	10,096
Class L	2,506
Dealer manager fees (Note 3):
Class D	20,192
Interest expense	1,032,803
Transfer agent fees (Note 3)	159,445
Audit fees	12,464
Legal fees	42,447
Printing expense	107,187
Registration fees	59,898
Custody fees	42,816
Trustee fees and expenses (Note 3)	22,197
Compliance services fees (Note 3)	116,394
Networking Fees:
Class A	11,365
Class C	6,757
Class W	7,420
Class I	1,554
Class L	17
Other expenses	35,773
Total expenses	3,814,030
Less fees waived/expenses reimbursed by investment adviser (Note 3)	(165,748)
Total net expenses	3,648,282
NET INVESTMENT INCOME	6,924,868
REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS
Net realized loss on investments	(3,554,323)
Net realized gain on written options	1,246,535
Net realized gain on foreign currency transactions	23,191
Total net realized loss	(2,284,597)
Net change in unrealized depreciation on investments	(4,321,397)
Net change in unrealized depreciation on written options	(387,049)
Net change in unrealized appreciation on translation of assets and liabilities in foreign currencies	88
Total net change in unrealized depreciation	(4,708,358)
NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS	(6,992,955)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(68,087)

See Notes to Financial Statements.
Semi-Annual Report | March 31, 2018	11

Statements of Changes
Resource Real Estate Diversified Income Fund	in Net Assets

	For the Six Months Ended March 31, 2018 (Unaudited)	For the Year Ended September 30, 2017
OPERATIONS
Net investment income	$6,924,868	$6,836,559
Net realized gain	(2,284,597)	2,143,522
Net change in unrealized appreciation	(4,708,358)	2,056,220
Net increase/(decrease) in net assets resulting from operations	(68,087)	11,036,301

DISTRIBUTIONS TO SHAREHOLDERS
From investment income:
Class A	(2,474,734)	(2,199,514)
Class C	(1,508,805)	(1,167,692)
Class W	(1,852,560)	(1,369,132)
Class I	(481,254)	(60,501)
Class U	(348,224)	(298,399)
Class T	(152,682)	(124,300)
Class D	(203,024)	(209,755)
Class L(a)	(74,687)	(3,349)
From realized gains on investments:
Class A	–	(935,094)
Class C	–	(496,428)
Class W	–	(582,068)
Class I	–	(25,721)
Class U	–	(126,860)
Class T	–	(52,844)
Class D	–	(89,174)
Class L(a)	–	(1,424)
From return of capital:
Class A	–	(1,640,207)
Class C	–	(870,765)
Class W	–	(1,020,979)
Class I	–	(45,117)
Class U	–	(222,520)
Class T	–	(92,692)
Class D	–	(156,418)
Class L(a)	–	(2,497)
Net decrease in net assets from distributions	(7,095,970)	(11,793,450)

CAPITAL SHARE TRANSACTIONS
Class A
Proceeds from sales of shares	7,015,628	28,557,593
Distributions reinvested	1,278,318	2,435,036
Cost of shares redeemed	(5,276,759)	(7,928,996)
Net Transferred out	(3,649,326)	–
Net increase/(decrease) from capital shares transactions	(632,139)	23,063,633

Class C
Proceeds from sales of shares	4,164,932	27,110,062
Distributions reinvested	943,957	1,622,248
Cost of shares redeemed	(3,630,635)	(4,105,442)
Net Transferred out	(265,441)	–
Net increase from capital shares transactions	1,212,813	24,626,868

Class W
Proceeds from sales of shares	12,192,146	31,284,983
Distributions reinvested	1,111,422	1,517,002
Cost of shares redeemed	(6,023,296)	(7,312,580)
Net Transferred in	994,259	–
Net increase from capital shares transactions	8,274,531	25,489,405

See Notes to Financial Statements.
12	www.rredif.com

Statements of Changes
Resource Real Estate Diversified Income Fund	in Net Assets (continued)

	For the Six Months Ended March 31, 2018 (Unaudited)	For the Year Ended Septembr 30, 2017
Class I
Proceeds from sales of shares	$6,051,634	$8,358,669
Distributions reinvested	295,483	65,082
Cost of shares redeemed	(1,031,279)	(1,247)
Net Transferred in	6,053,002	–
Net increase from capital shares transactions	11,368,840	8,422,504

Class U
Proceeds from sales of shares	24,999	6,110,982
Distributions reinvested	115,647	252,648
Cost of shares redeemed	(134,178)	(126,024)
Early withdrawal charge	–	263
Net increase from capital shares transactions	6,468	6,237,869

Class T
Proceeds from sales of shares	–	2,697,599
Distributions reinvested	76,015	119,649
Cost of shares redeemed	(86,424)	(1,990)
Early withdrawal charge	–	20
Net increase/(decrease) from capital shares transactions	(10,409)	2,815,278

Class D
Proceeds from sales of shares	–	5,019,108
Distributions reinvested	106,692	257,001
Cost of shares redeemed	(271,516)	(188,720)
Net Transferred out	(3,132,494)	–
Net increase/(decrease) from capital shares transactions	(3,297,318)	5,087,389

Class L(a)
Proceeds from sales of shares	2,273,407	830,260
Distributions reinvested	32,427	2,846
Net increase from capital shares transactions	2,305,834	833,106

Net increase in net assets	12,064,563	95,818,903

NET ASSETS
Beginning of period	236,037,045	140,218,142
End of period*	$248,101,608	$236,037,045
*Including accumulated net investment loss of:	$(187,304)	$(16,202)

See Notes to Financial Statements.
Semi-Annual Report | March 31, 2018	13

Statements of Changes
Resource Real Estate Diversified Income Fund	in Net Assets (continued)

	For the Six Months Ended March 31, 2018 (Unaudited)	For the Year Ended September 30, 2017
OTHER INFORMATION
Capital Shares Transactions
Class A
Issued	700,794	2,798,258
Distributions reinvested	129,737	240,430
Redeemed	(522,355)	(769,176)
Net Transferred out	(372,597)	–
Net increase/(decrease) in capital shares	(64,421)	2,269,512

Class C
Issued	415,043	2,657,496
Distributions reinvested	95,927	160,203
Redeemed	(360,493)	(399,113)
Net Transferred out	(26,368)	–
Net increase in capital shares	124,109	2,418,586

Class W
Issued	1,197,664	3,019,646
Distributions reinvested	111,290	147,458
Redeemed	(585,193)	(699,007)
Net Transferred in	92,033	–
Net increase in capital shares	815,794	2,468,097

Class I
Issued	541,469	783,374
Distributions reinvested	29,043	6,192
Redeemed	(98,476)	(116)
Net Transferred in	625,844	–
Net increase in capital shares	1,097,880	789,450

Class U
Issued	2,443	598,894
Distributions reinvested	11,907	24,928
Redeemed	(13,141)	(12,280)
Net increase in capital shares	1,209	611,542

Class T
Issued	–	265,155
Distributions reinvested	7,741	11,831
Redeemed	(8,579)	(193)
Net increase/(decrease) in capital shares	(838)	276,793

Class D
Issued	–	483,300
Distributions reinvested	10,668	24,974
Redeemed	(26,509)	(18,216)
Net Transferred out	(305,533)	–
Net increase/(decrease) in capital shares	(321,374)	490,058

Class L(a)
Issued	226,988	81,668
Distributions reinvested	3,311	282
Net increase in capital shares	230,299	81,950

(a)	The Fund's Class L commenced operations on July 10, 2017.

See Notes to Financial Statements.
14	www.rredif.com

Resource Real Estate Diversified Income Fund	Statement of Cash Flows

For the 6-Month Period Ended March 31, 2018
Cash Flow from Operating Activities:
Net decrease in net assets resulting from operations	$(68,087)
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by / (used in) operating activities:
Purchase of investment securities	(203,762,655)
Proceeds from sale of investment securities	180,629,562
Proceeds from securities sold short transactions	96,612,191
Purchases to cover securities sold short transactions	(92,625,148)
Purchase of option contracts	(1,398,636)
Premiums received from written options transactions	1,379,586
Net (purchase) proceeds from short-term investment securities	1,288,712
Amortization of discount and accretion of discount on investments	(19,678)
Net realized (gain)/loss on:
Investments	3,554,323
Written options	(1,246,535)
Forward foreign currency contracts	(23,191)
Net change in unrealized (appreciation)/depreciation on:
Investments	4,321,397
Written options	387,049
(Increase)/Decrease in assets:
Deposit with broker for written options	(412)
Dividends and Interest receivable	(342,942)
Prepaid expenses & other assets	(82,391)
Increase/(Decrease) in liabilities:
Payable for interest due on line of credit	8,850
Payable to custodian	(3,275,216)
Shareholder servicing fees payable	(13,989)
Distribution & dealer manager fees payable	(42,951)
Payable to advisor	57,351
Payable for distribution and service fees	43,008
Administration fees payable	4,633
Custody fees payable	(4,014)
Payable for transfer agency fees	(26,774)
Other payables	(3,606)
Accrued expenses and other liabilities	(84,654)
Net cash used in operating activities	(14,734,217)

Cash Flows from Financing Activities:
Cash provided by loan:	2,607,456
Proceeds from sale of shares	31,654,146
Cost of shares redeemed	(16,243,607)
Cash distributions paid	(3,136,009)
Net cash provided by financing activities	14,881,986

Net Change in Cash & Foreign Rates On Cash & Foreign Currency	147,769
Cash & Foreign Currency, Beginning of Period	$–
Cash & Foreign Currency, End of Period	$147,769

Non-cash financing activities not included herein consist of reinvestment of distributions of:	$3,959,961
Cash paid for interest on loan during the period was:	$1,023,953

See Notes to Financial Statements.
Semi-Annual Report | March 31, 2018	15

Resource Real Estate Diversified Income Fund – Class A	Financial Highlights
For a Share Outstanding Throughout the Periods Presented

	For the Six Months Ended March 31, 2018 (Unaudited)		Year Ended September 30, 2017	Year Ended September 30, 2016	For the Period Ended September 30, 2015(a)		Year Ended February 28, 2015	For the Period Ended February 28, 2014(b)
NET ASSET VALUE, BEGINNING OF PERIOD	$10.19		$10.26	$9.81	$10.52		$9.75	$10.00
Net investment income(c)(d)	0.30		0.39	0.34	0.21		0.33	0.24
Net realized and unrealized gain/(loss) on investments	(0.30)		0.17	0.71	(0.47)		1.05	(0.06)
Total income/(loss) from investment operations	0.00		0.56	1.05	(0.26)		1.38	0.18

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(0.30)		(0.31)	(0.32)	(0.17)		(0.48)	(0.39)
From net realized gain on investments	–		(0.12)	–	(0.03)		(0.05)	(0.00	)(e)
From return of capital	–		(0.20)	(0.28)	(0.25)		(0.08)	(0.04)
Total distributions	(0.30)		(0.63)	(0.60)	(0.45)		(0.61)	(0.43)
INCREASE/DECREASE IN NET ASSET VALUE	(0.30)		(0.07)	0.45	(0.71)		0.77	(0.25)
NET ASSET VALUE, END OF PERIOD	$9.89		$10.19	$10.26	$9.81		$10.52	$9.75
TOTAL RETURN(f)	0.04%		5.67%	11.09%	(2.50	)%(g)	14.70%	2.03%
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in 000s)	$81,067		$84,231	$61,470	$37,399		$27,830	$4,823
RATIOS TO AVERAGE NET ASSETS
Including interest expense:(h)
Expenses, gross	3.00	%(i)	2.90%	2.78%	3.30	%(i)	4.81%	24.79	%(i)

Expenses, net of fees waived/expenses reimbursed by investment adviser	2.86	%(i)	2.69%	2.39%	2.24	%(i)	2.29%	2.32	%(i)

Excluding interest expense:(h)
Expenses, gross	2.13	%(i)	2.20%	2.38%	3.05	%(i)	4.51%	24.46	%(i)

Expenses, net of fees waived/expenses reimbursed by investment adviser	1.99	%(i)	1.99%	1.99%	1.99	%(i)	1.99%	1.99	%(i)
Net investment income(d)(h)	5.96	%(i)	3.81%	3.47%	3.57	%(i)	3.21%	2.54	%(i)

PORTFOLIO TURNOVER RATE	60	%(j)	11%	21%	5	%(j)	91%	4	%(j)

BORROWINGS AT END OF PERIOD
Aggregate amount outstanding (000s)	$63,022		$60,415	$36,821	$12,373		$5,188	$64
Asset coverage per $1,000 (000s)	$4,893		$4,912	$4,808	$6,249		$7,319	$76,226

(a)	With the approval of the Board of Trustees, effective September 30, 2015, the Fund's fiscal year end was changed from February 28 to September 30.
(b)	The Fund's Class A commenced operations on March 12, 2013.
(c)	Per share numbers have been calculated using the average shares method.
(d)	Recognition of net investment income is affected by timing and declaration of dividends by underlying investment companies.
(e)	Amount is less than $(0.005).
(f)	Total returns shown are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distribution, if any. Had the adviser not absorbed a portion of Fund expenses, total returns would have been lower. Total returns for periods less than one year are not annualized. Returns shown exclude applicable sales charges.
(g)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from net asset values and returns for shareholder transactions.
(h)	Ratios do not include expenses of underlying investment companies in which the Fund invests.
(i)	Annualized.
(j)	Not annualized.

See Notes to Financial Statements.
16	www.rredif.com

Resource Real Estate Diversified Income Fund – Class C	Financial Highlights

For a Share Outstanding Throughout the Periods Presented

	For the Six Months Ended March 31, 2018 (Unaudited)		Year Ended September 30, 2017	Year Ended September 30, 2016	For the Period Ended September 30, 2015(a)		For the Period Ended February 28, 2015(b)
NET ASSET VALUE, BEGINNING OF PERIOD	$10.19		$10.25	$9.81	$10.50		$10.06

INCOME FROM INVESTMENT OPERATIONS
Net investment income(c)(d)	0.26		0.32	0.28	0.18		0.14
Net realized and unrealized gain/(loss) on investments	(0.31)		0.18	0.68	(0.48)		0.58
Total income/(loss) from investment operations	(0.05)		0.50	0.96	(0.30)		0.72

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(0.26)		(0.27)	(0.27)	(0.14)		(0.20)
From net realized gain on investments	–		(0.12)	–	(0.03)		(0.05)
From return of capital	–		(0.17)	(0.25)	(0.22)		(0.03)
Total distributions	(0.26)		(0.56)	(0.52)	(0.39)		(0.28)
INCREASE/DECREASE IN NET ASSET VALUE	(0.31)		(0.06)	0.44	(0.69)		0.44
NET ASSET VALUE, END OF PERIOD	$9.88		$10.19	$10.25	$9.81		$10.50

TOTAL RETURN(e)	(0.44)%		4.97%	10.15%	(2.86	)%(f)	7.33%

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in 000s)	$57,060		$57,559	$33,114	$13,436		$3,732

RATIOS TO AVERAGE NET ASSETS
Including interest expense:(g)
Expenses, gross	3.75	%(h)	3.71%	3.53%	4.04	%(h)	6.37	%(h)
Expenses, net of fees waived/expenses reimbursed by investment adviser	3.61	%(h)	3.47%	3.14%	2.99	%(h)	3.04	%(h)
Excluding interest expense:(g)
Expenses, gross	2.88	%(h)	2.98%	3.13%	3.79	%(h)	6.07	%(h)
Expenses, net of fees waived/expenses reimbursed by investment adviser	2.74	%(h)	2.74%	2.74%	2.74	%(h)	2.74	%(h)
Net investment income(d)(g)	5.22	%(h)	3.11%	2.87%	2.97	%(h)	2.34	%(h)

PORTFOLIO TURNOVER RATE	60	%(i)	11%	21%	5	%(i)	91	%(i)

BORROWINGS AT END OF PERIOD
Aggregate amount outstanding (000s)	$63,022		$60,415	$36,821	$12,373		$5,188
Asset coverage per $1,000 (000s)	$4,893		$4,912	$4,808	$6,249		$7,319

(a)	With the approval of the Board of Trustees, effective September 30, 2015, the Fund's fiscal year end was changed from February 28 to September 30.
(b)	The Fund's Class C commenced operations on August 1, 2014.
(c)	Per share numbers have been calculated using the average shares method.
(d)	Recognition of net investment income is affected by timing and declaration of dividends by underlying investment companies.
(e)	Total returns shown are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distribution, if any. Had the adviser not absorbed a portion of Fund expenses, total returns would have been lower. Total returns for periods less than one year are not annualized.
(f)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from net asset values and returns for shareholder transactions.
(g)	Ratios do not include expenses of underlying investment companies in which the Fund invests.
(h)	Annualized.
(i)	Not annualized.

See Notes to Financial Statements.

Semi-Annual Report | March 31, 2018	17

Resource Real Estate Diversified Income Fund – Class W	Financial Highlights

For a Share Outstanding Throughout the Periods Presented

	For the Six Months Ended March 31, 2018 (Unaudited)		Year Ended September 30, 2017		Year Ended September 30, 2016	For the Period Ended September 30, 2015(a)		For the Period Ended February 28, 2015(b)
NET ASSET VALUE, BEGINNING OF PERIOD	$10.35		$10.41		$9.96	$10.67		$10.18

INCOME FROM INVESTMENT OPERATIONS
Net investment income(c)(d)	0.31		0.39		0.32	0.20		0.03
Net realized and unrealized gain/(loss) on investments	(0.32)		0.17		0.69	(0.49)		0.46
Total income/(loss) from investment operations	(0.01)		0.56		1.01	(0.29)		0.49

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(0.30)		(0.30)		(0.30)	(0.15)		–
From net realized gain on investments	–		(0.12)		–	(0.03)		–
From return of capital	–		(0.20)		(0.26)	(0.24)		–
Total distributions	(0.30)		(0.62)		(0.56)	(0.42)		–
INCREASE/DECREASE IN NET ASSET VALUE	(0.31)		(0.06)		0.45	(0.71)		0.49
NET ASSET VALUE, END OF PERIOD	$10.04		$10.35		$10.41	$9.96		$10.67

TOTAL RETURN(e)	(0.02)%		5.64%		10.46%	(2.79	)%(f)	4.81	%(f)

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in 000s)	$62,921		$56,427		$31,076	$11,421		$1,211

RATIOS TO AVERAGE NET ASSETS
Including interest expense:(g)
Expenses, gross	2.99	%(h)	3.06%		3.30%	3.78	%(h)	11.30	%(h)
Expenses, net of fees waived/expenses reimbursed by investment adviser	2.86	%(h)	2.83	%(i)	2.89%	2.74	%(h)	2.79	%(h)
Excluding interest expense:(g)
Expenses, gross	2.12	%(h)	2.32%		2.90%	3.53	%(h)	11.00	%(h)
Expenses, net of fees waived/expenses reimbursed by investment adviser	1.99	%(h)	2.09	%(i)	2.49%	2.49	%(h)	2.49	%(h)
Net investment income(d)(g)	6.05	%(h)	3.79%		3.17%	3.28	%(h)	1.31	%(h)

PORTFOLIO TURNOVER RATE	60	%(j)	11%		21%	5	%(j)	91	%(j)

BORROWINGS AT END OF PERIOD
Aggregate amount outstanding (000s)	$63,022		$60,415		$36,821	$12,373		$5,188
Asset coverage per $1,000 (000s)	$4,893		$4,912		$4,808	$6,249		$7,319

(a)	With the approval of the Board of Trustees, effective September 30, 2015, the Fund's fiscal year end was changed from February 28 to September 30.
(b)	The Fund's Class W commenced operations on November 24, 2014.
(c)	Per share numbers have been calculated using the average shares method.
(d)	Recognition of net investment income is affected by timing and declaration of dividends by underlying investment companies.
(e)	Total returns shown are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distribution, if any. Had the adviser not absorbed a portion of Fund expenses, total returns would have been lower. Total returns for periods less than one year are not annualized.
(f)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from net asset values and returns for shareholder transactions.
(g)	Ratios do not include expenses of underlying investment companies in which the Fund invests.
(h)	Annualized.
(i)	Effective January 5, 2017, the annual expense limitation changed from 2.49% to 1.99%.
(j)	Not annualized.

See Notes to Financial Statements.

18	www.rredif.com

Resource Real Estate Diversified Income Fund – Class I	Financial Highlights

For a Share Outstanding Throughout the Periods Presented

	For the Six Months Ended March 31, 2018 (Unaudited)		Year Ended September 30, 2017	Year Ended September 30, 2016	For the Period Ended September 30, 2015(a)		For the Period Ended February 28, 2015(b)
NET ASSET VALUE, BEGINNING OF PERIOD	$10.62		$10.74	$10.36	$10.79		$10.06

INCOME FROM INVESTMENT OPERATIONS
Net investment income(c)(d)	0.35		0.48	0.04	0.27		0.14
Net realized and unrealized gain/(loss) on investments	(0.34)		0.09	0.97	(0.54)		0.59
Total income/(loss) from investment operations	0.01		0.06	1.01	(0.27)		0.73

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(0.33)		(0.34)	(0.33)	(0.04)		–
From net realized gain on investments	–		(0.12)	–	(0.03)		–
From return of capital	–		(0.23)	(0.30)	(0.09)		–
Total distributions	(0.33)		(0.69)	(0.63)	(0.16)		–
INCREASE/DECREASE IN NET ASSET VALUE	(0.32)		(0.12)	0.38	(0.43)		0.73
NET ASSET VALUE, END OF PERIOD	$10.30		$10.62	$10.74	$10.36		$10.79

TOTAL RETURN(e)	0.09%		5.45%	10.12%	(2.51	)%(f)	7.26%

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in 000s)	$19,447		$8,385	$0 (g)	$49		$0	(g)

RATIOS TO AVERAGE NET ASSETS
Including interest expense:(h)
Expenses, gross	2.77	%(i)	3.23%	2.49%	2.96	%(i)	3.94	%(i)
Expenses, net of fees waived/expenses reimbursed by investment adviser	2.61	%(i)	2.56%	2.14%	1.99	%(i)	2.08	%(i)
Excluding interest expense:(h)
Expenses, gross	1.90	%(i)	2.41%	2.09%	2.71	%(i)	3.60	%(i)
Expenses, net of fees waived/expenses reimbursed by investment adviser	1.74	%(i)	1.74%	1.74%	1.74	%(i)	1.74	%(i)
Net investment income(d)(h)	6.78	%(i)	4.48%	0.36%	4.46	%(i)	2.36	%(i)

PORTFOLIO TURNOVER RATE	60	%(j)	11%	21%	5	%(j)	91	%(j)

BORROWINGS AT END OF PERIOD

Aggregate amount outstanding (000s)	$63,022		$60,415	$36,821	$12,373		$5,188
Asset coverage per $1,000 (000s)	$4,893		$4,912	$4,808	$6,249		$7,319

(a)	With the approval of the Board of Trustees, effective September 30, 2015, the Fund's fiscal year end was changed from February 28 to September 30.
(b)	The Fund's Class I commenced operations on August 1, 2014.
(c)	Per share numbers have been calculated using the average shares method.
(d)	Recognition of net investment income is affected by timing and declaration of dividends by underlying investment companies.
(e)	Total returns shown are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distribution, if any. Had the adviser not absorbed a portion of Fund expenses, total returns would have been lower. Total returns for periods less than one year are not annualized.
(f)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from net asset values and returns for shareholder transactions.
(g)	Amount less than $500.
(h)	Ratios do not include expenses of underlying investment companies in which the Fund invests.
(i)	Annualized.
(j)	Not annualized.

See Notes to Financial Statements.

Semi-Annual Report | March 31, 2018	19

Resource Real Estate Diversified Income Fund – Class U	Financial Highlights

For a Share Outstanding Throughout the Periods Presented

	For the Six Months Ended March 31, 2018 (Unaudited)		Year Ended September 30, 2017	Year Ended September 30, 2016	For the Period Ended September 30, 2015(a)		For the Period Ended February 28, 2015(b)
NET ASSET VALUE, BEGINNING OF PERIOD	$10.20		$10.26	$9.82	$10.52		$10.57

INCOME FROM INVESTMENT OPERATIONS
Net investment income(c)(d)	0.30		0.39	0.50	0.27		0.00	(e)
Net realized and unrealized gain/(loss) on investments	(0.30)		0.18	0.54	(0.52)		(0.05)
Total income/(loss) from investment operations	0.00		0.57	1.04	(0.25)		(0.05)

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(0.30)		(0.31)	(0.32)	(0.17)		–
From net realized gain on investments	–		(0.12)	–	(0.03)		–
From return of capital	–		(0.20)	(0.28)	(0.25)		–
Total distributions	(0.30)		(0.63)	(0.60)	(0.45)		–
EARLY WITHDRAWAL CHARGE ADDED TO PAID-IN CAPITAL	0.00		0.00 (e)	0.00	0.00		0.00
INCREASE/DECREASE IN NET ASSET VALUE	(0.30)		(0.06)	0.44	(0.70)		(0.05)
NET ASSET VALUE, END OF PERIOD	$9.90		$10.20	$10.26	$9.82		$10.52

TOTAL RETURN(f)	0.04%		5.76%	10.98%	(2.40	)%(g)	(0.47)%

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in 000s)	$11,624		$11,971	$5,766	$61		$2

RATIOS TO AVERAGE NET ASSETS
Including interest expense:(h)
Expenses, gross	2.98	%(i)	2.93%	2.78%	3.42	%(i)	7.74	%(i)
Expenses, net of fees waived/expenses reimbursed by investment adviser	2.86	%(i)	2.73%	2.39%	2.24	%(i)	2.28	%(i)
Excluding interest expense:(h)
Expenses, gross	2.11	%(i)	2.19%	2.38%	3.17	%(i)	7.45	%(i)
Expenses, net of fees waived/expenses reimbursed by investment adviser	1.99	%(i)	1.99%	1.99%	1.99	%(i)	1.99	%(i)
Net investment income(d)(h)	5.93	%(i)	3.82%	5.00%	4.64	%(i)	0.97	%(i)

PORTFOLIO TURNOVER RATE	60	%(j)	11%	21%	5	%(j)	91	%(j)

BORROWINGS AT END OF PERIOD
Aggregate amount outstanding (000s)	$63,022		$60,415	$36,821	$12,373		$5,188
Asset coverage per $1,000 (000s)	$4,893		$4,912	$4,808	$6,249		$7,319

(a)	With the approval of the Board of Trustees, effective September 30, 2015, the Fund's fiscal year end was changed from February 28 to September 30.
(b)	The Fund's Class U commenced operations on February 13, 2015.
(c)	Per share numbers have been calculated using the average shares method.
(d)	Recognition of net investment income is affected by timing and declaration of dividends by underlying investment companies.
(e)	Amount is less than $0.005.
(f)	Total returns shown are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distribution, if any. Had the adviser not absorbed a portion of Fund expenses, total returns would have been lower. Total returns for periods less than one year are not annualized. Returns shown exclude applicable sales charges.
(g)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from net asset values and returns for shareholder transactions.
(h)	Ratios do not include expenses of underlying investment companies in which the Fund invests.
(i)	Annualized.
(j)	Not annualized.

See Notes to Financial Statements.

20	www.rredif.com

Resource Real Estate Diversified Income Fund – Class T	Financial Highlights

For a Share Outstanding Throughout the Periods Presented

	For the Six Months Ended March 31, 2018 (Unaudited)		Year Ended September 30, 2017	Year Ended September 30, 2016	For the Period Ended September 30, 2015(a)		For the Period Ended February 28, 2015(b)
NET ASSET VALUE, BEGINNING OF PERIOD	$10.17		$10.23	$9.80	$10.50		$10.55

INCOME FROM INVESTMENT OPERATIONS
Net investment income(c)(d)	0.26		0.31	0.33	0.22		0.00	(e)
Net realized and unrealized gain/(loss) on investments	(0.30)		0.19	0.62	(0.53)		(0.05)
Total income/(loss) from investment operations	(0.04)		0.50	0.95	(0.31)		(0.05)

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(0.26)		(0.27)	(0.27)	(0.14)		–
From net realized gain on investments	–		(0.12)	–	(0.03)		–
From return of capital	–		(0.17)	(0.25)	(0.22)		–
Total distributions	(0.26)		(0.56)	(0.52)	(0.39)		–
EARLY WITHDRAWAL CHARGE ADDED TO PAID-IN CAPITAL	0.00		0.00 (e)	0.00	0.00		0.00
INCREASE/DECREASE IN NET ASSET VALUE	(0.30)		(0.06)	0.43	(0.70)		(0.05)
NET ASSET VALUE, END OF PERIOD	$9.87		$10.17	$10.23	$9.80		$10.50

TOTAL RETURN(f)	(0.35)%		4.97%	10.05%	(2.96	)%(g)	(0.47)%

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in 000s)	$5,796		$5,983	$3,187	$447		$2

RATIOS TO AVERAGE NET ASSETS
Including interest expense:(h)
Expenses, gross	3.73	%(i)	3.69%	3.51%	4.10	%(i)	8.49	%(i)
Expenses, net of fees waived/expenses reimbursed by investment adviser	3.61	%(i)	3.48%	3.14%	2.99	%(i)	3.03	%(i)
Excluding interest expense:(h)
Expenses, gross	2.86	%(i)	2.95%	3.11%	3.85	%(i)	8.20	%(i)
Expenses, net of fees waived/expenses reimbursed by investment adviser	2.74	%(i)	2.74%	2.74%	2.74	%(i)	2.74	%(i)
Net investment income(d)(h)	5.19	%(i)	3.07%	3.31%	3.87	%(i)	0.22	%(i)

PORTFOLIO TURNOVER RATE	60	%(j)	11%	21%	5	%(j)	91	%(j)

BORROWINGS AT END OF PERIOD
Aggregate amount outstanding (000s)	$63,022		$60,415	$36,821	$12,373		$5,188
Asset coverage per $1,000 (000s)	$4,893		$4,912	$4,808	$6,249		$7,319

(a)	With the approval of the Board of Trustees, effective September 30, 2015, the Fund's fiscal year end was changed from February 28 to September 30.
(b)	The Fund's Class T commenced operations on February 13, 2015.
(c)	Per share numbers have been calculated using the average shares method.
(d)	Recognition of net investment income is affected by timing and declaration of dividends by underlying investment companies.
(e)	Amount is less than $0.005.
(f)	Total returns shown are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distribution, if any. Had the adviser not absorbed a portion of Fund expenses, total returns would have been lower. Total returns for periods less than one year are not annualized. Returns shown exclude applicable sales charges.
(g)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from net asset values and returns for shareholder transactions.
(h)	Ratios do not include expenses of underlying investment companies in which the Fund invests.
(i)	Annualized.
(j)	Not annualized.

See Notes to Financial Statements.

Semi-Annual Report | March 31, 2018	21

Resource Real Estate Diversified Income Fund – Class D	Financial Highlights

For a Share Outstanding Throughout the Periods Presented

	For the Six Months Ended March 31, 2018 (Unaudited)		Year Ended September 30, 2017	Year Ended September 30, 2016	For the Period Ended September 30, 2015(a)		For the Period Ended February 28, 2015(b)
NET ASSET VALUE, BEGINNING OF PERIOD	$10.35		$10.41	$9.97	$10.67		$10.72

INCOME FROM INVESTMENT OPERATIONS
Net investment income(c)(d)	0.26		0.35	0.31	0.24		0.00	(e)
Net realized and unrealized gain/(loss) on investments	(0.29)		0.17	0.69	(0.52)		(0.05)
Total income/(loss) from investment operations	(0.03)		0.52	1.00	(0.28)		(0.05)

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(0.28)		(0.28)	(0.30)	(0.15)		–
From net realized gain on investments	–		(0.12)	–	(0.03)		–
From return of capital	–		(0.18)	(0.26)	(0.24)		–
Total distributions	(0.28)		(0.58)	(0.56)	(0.42)		–
INCREASE/DECREASE IN NET ASSET VALUE	(0.31)		(0.06)	0.44	(0.70)		(0.05)
NET ASSET VALUE, END OF PERIOD	$10.04		$10.35	$10.41	$9.97		$10.67

TOTAL RETURN(f)	(0.27)%		5.24%	10.35%	(2.69	)%(g)	(0.47)%

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in 000s)	$7,098		$10,645	$5,605	$2,131		$2

RATIOS TO AVERAGE NET ASSETS
Including interest expense:(h)
Expenses, gross	3.47	%(i)	3.45%	3.25%	3.85	%(i)	8.19	%(i)
Expenses, net of fees waived/expenses reimbursed by investment adviser	3.35	%(i)	3.23%	2.89%	2.74	%(i)	2.78	%(i)
Excluding interest expense:(h)
Expenses, gross	2.61	%(i)	2.71%	2.85%	3.60	%(i)	7.90	%(i)
Expenses, net of fees waived/expenses reimbursed by investment adviser	2.49	%(i)	2.49%	2.49%	2.49	%(i)	2.49	%(i)
Net investment income(d)(h)	5.20	%(i)	3.40%	3.12%	4.13	%(i)	0.47	%(i)

PORTFOLIO TURNOVER RATE	60	%(j)	11%	21%	5	%(j)	91	%(j)

BORROWINGS AT END OF PERIOD
Aggregate amount outstanding (000s)	$63,022		$60,415	$36,821	$12,373		$5,188
Asset coverage per $1,000 (000s)	$4,893		$4,912	$4,808	$6,249		$7,319

(a)	With the approval of the Board of Trustees, effective September 30, 2015, the Fund's fiscal year end was changed from February 28 to September 30.
(b)	The Fund's Class D commenced operations on February 13, 2015.
(c)	Per share numbers have been calculated using the average shares method.
(d)	Recognition of net investment income is affected by timing and declaration of dividends by underlying investment companies.
(e)	Amount is less than $0.005.
(f)	Total returns shown are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distribution, if any. Had the adviser not absorbed a portion of Fund expenses, total returns would have been lower. Total returns for periods less than one year are not annualized.
(g)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from net asset values and returns for shareholder transactions.
(h)	Ratios do not include expenses of underlying investment companies in which the Fund invests.
(i)	Annualized.
(j)	Not annualized.

See Notes to Financial Statements.

22	www.rredif.com

Resource Real Estate Diversified Income Fund – Class L	Financial Highlights

For a Share Outstanding Throughout the Periods Presented

	For the Six Months Ended March 31, 2018 (Unaudited)		For the Period Ended September 30, 2017(a)
NET ASSET VALUE, BEGINNING OF PERIOD	$10.20		$10.22

INCOME/(LOSS) FROM INVESTMENT OPERATIONS
Net investment income(b)(c)	0.32		0.26
Net realized and unrealized loss on investments	(0.34)		(0.14	)(d)
Total income/(loss) from investment operations	(0.02)		0.12

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(0.29)		(0.05)
From net realized gain on investments	–		(0.02)
From return of capital	0.00		(0.07)
Total distributions	(0.29)		(0.14)
INCREASE/(DECREASE) IN NET ASSET VALUE	(0.31)		(0.02)
NET ASSET VALUE, END OF PERIOD	$9.89		$10.20

TOTAL RETURN(e)	(0.19)%		1.22%

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in 000s)	$3,088		$836

RATIOS TO AVERAGE NET ASSETS
Including interest expense:(f)
Expenses, gross	3.25	%(g)	3.83	%(g)
Expenses, net of fees waived/expenses reimbursed by investment advisor and administrator	3.12	%(g)	3.07	%(g)
Excluding interest expense:(f)
Expenses, gross	2.37	%(g)	3.00	%(g)
Expenses, net of fees waived/expenses reimbursed by investment advisor	2.24	%(g)	2.24	%(g)
Net investment income (c)(f)	6.46	%(g)	11.62	%(g)

PORTFOLIO TURNOVER RATE	60	%(h)	11	%(h)(i)

BORROWINGS AT END OF PERIOD
Aggregate amount outstanding (000s)	$63,022		$60,415
Asset coverage per $1,000 (000s)	$4,893		$4,912

(a)	The Fund's Class L commenced operations on July 10, 2017.
(b)	Per share numbers have been calculated using the average shares method.
(c)	Recognition of net investment income is affected by timing and declaration of dividends by underlying investment companies.
(d)	Realized and unrealized losses per share do not correlate to the aggregate of the net realized and unrealized gains on the Statement of Operations for the period ended September 30, 2017, primarily due to the timing of sales and repurchases of the Fund's shares in relation to fluctuating market values for the Fund's portfolio.
(e)	Total returns shown are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distribution, if any. Had the adviser not absorbed a portion of Fund expenses, total returns would have been lower. Total returns for periods less than one year are not annualized. Returns shown exclude applicable sales charges.
(f)	Ratios do not include expenses of underlying investment companies in which the Fund invests.
(g)	Annualized.
(h)	Not annualized.
(i)	Portfolio turnover rate is calculated at the Fund level and represents the year ended September 30, 2017.

See Notes to Financial Statements.

Semi-Annual Report | March 31, 2018	23

Resource Real Estate Diversified Income Fund	Notes to Financial Statements

March 31, 2018 (Unaudited)

1. ORGANIZATION

Resource Real Estate Diversified Income Fund (the “Trust” or the “Fund”) was organized as a Delaware statutory trust on August 1, 2012 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a closed-end management investment company that operates as an interval fund with a continuous offering of Fund shares. The Fund’s investment adviser is Resource Real Estate, LLC (the “Adviser”). The Fund’s primary investment objective is to produce current income, with a secondary objective to achieve a long-term capital appreciation with low to moderate volatility and low to moderate correlation to the broader equity markets. The Fund is diversified and pursues its investment objectives by investing, under normal circumstances, at least 80% of assets (defined as net assets plus the amount of any borrowing for investment purposes) in real estate and real estate related industry securities, primarily in income producing equity and debt securities.

The Fund currently offers Class A, Class C, Class W, Class I, Class U, Class T, Class D and Class L shares. Class A shares commenced operations on March 12, 2013, Class C and Class I shares commenced operations on August 1, 2014, Class W shares commenced operations on November 24, 2014 and Class U, Class T and Class D shares commenced operations on February 13, 2015. Class L shares commenced operations on July 10, 2017. Class C, Class W, Class I and Class D shares are offered at net asset value. Class A shares are offered at net asset value plus a maximum sales charge of 5.75% and may also be subject to a 0.50% early withdrawal charge, which will be deducted from repurchase proceeds, for shareholders tendering shares fewer than 365 days after the original purchase date, if (i) the original purchase was for amounts of $1 million or more and (ii) the selling broker received the reallowance of the dealer-manager fee. Class U shares are offered at net asset value plus a maximum sales charge of 6.50% and may also be subject to a 0.50% early withdrawal charge, which will be deducted from repurchase proceeds, for shareholders tendering shares fewer than 365 days after the original purchase date, if (i) the original purchase was for amounts of $1 million or more and (ii) the selling broker received the reallowance of the dealer-manager fee. Class T shares are offered at net asset value plus a maximum sales charge of 1.50% and may also be subject to a 1.00% early withdrawal charge, which will be deducted from repurchase proceeds, for shareholders tendering shares fewer than 365 days after the original purchase date. Class C Shares are subject to a 1.00% early withdrawal charge. Class L shares are offered at net asset value plus a maximum sales charge of 4.75%. Each class represents an interest in the same assets of the Fund and classes are identical except for differences in their sales charge structures and ongoing service and distribution charges. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plans. The Fund’s income, expenses (other than class specific distribution fees) and realized and unrealized gains and losses are allocated proportionately each day based upon the relative net assets of each class.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The Fund is considered an investment company for financial reporting purposes under GAAP. The Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification (“ASC”) Topic 946 “Financial Services – Investment Companies”, including FASB Accounting Standard Update (“ASU”) 2013-08. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

Securities Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ, at the NASDAQ Official Closing Price. In the absence of a sale, such securities shall be valued at the last bid price. Futures are valued based on their daily settlement value. Short-term investments that mature in 60 days or less may be valued at amortized cost, provided such valuations represent fair value.

When price quotations for certain securities are not readily available, or if the available quotations are not believed to be reflective of market value by the Adviser, those securities will be valued at “fair value” as determined in good faith by the fair value committee using procedures adopted by and under the supervision of the Fund’s Board of Trustees (the “Board”). There can be no assurance that the Fund could purchase or sell a portfolio security at the price used to calculate the Fund’s net asset value (“NAV”).

Fair valuation procedures may be used to value a substantial portion of the assets of the Fund. The Fund may use the fair value of a security to calculate its NAV when, for example, (1) a portfolio security is not traded in a public market or the principal market in which the security trades is closed, (2) trading in a portfolio security is suspended and not resumed prior to the normal market close, (3) a portfolio security is not traded in significant volume for a substantial period, or (4) the Adviser determines that the quotation or price for a portfolio security provided by a broker-dealer or independent pricing service is inaccurate.

The “fair value” of securities may be difficult to determine and thus judgment plays a greater role in the valuation process. The fair valuation methodology may include or consider the following guidelines, as appropriate: (1) evaluation of all relevant factors, including but not limited to, pricing history, current market level, supply and demand of the respective security; (2) comparison to the values and current pricing of securities that have comparable characteristics; (3) knowledge of historical market information with respect to the security; (4) other factors relevant to the security which would include, but not be limited to, duration, yield, fundamental analytical data, the Treasury yield curve and credit quality.

24	www.rredif.com

Resource Real Estate Diversified Income Fund	Notes to Financial Statements

March 31, 2018 (Unaudited)

Valuation of Private REITs – The Fund invests a large portion of its assets in private real estate investment trusts (“Private REITs”). The Private REITs measure their investment assets at fair value, and report a NAV per share on a calendar quarter basis. In accordance with ASC 820, the Fund has elected to apply the practical expedient and to value its investments in Private REITs at their respective NAVs at each quarter. For non-calendar quarter days, the Fair Value Committee estimates the fair value of each Private REIT by adjusting the most recent NAV for each REIT, as necessary, by the change in a relevant benchmark that the fair value committee has deemed to be representative of the entire Private REIT market.

Valuation of Public Non-Traded REITs – The Fund also invests a large portion of its assets in public non-traded real estate investment trusts (“Public Non-Traded REITs”). The Public Non-Traded REITs do not timely report periodic NAVs and therefore cannot be valued using the practical expedient. The fair value committee determines the fair value of Public Non-Traded REITs by considering various factors such as the most recent published NAV, the transaction price, secondary market trades, shareholder redemption and dividend reinvestment programs, discounted cash flows and potentially illiquidity discounts.

Valuation of Private Investment Funds – The Fund invests a portion of its assets in private investment funds. Private investment funds measure their investment assets at fair value, and report a NAV per share on a calendar quarter basis. In accordance with ASC 820, the Fund has elected to apply the practical expedient and to value its investments in private investment funds at their respective NAVs at each quarter. For non-calendar quarter days, the fair value committee estimates the fair value of each private investment fund by adjusting the most recent NAV for each private investment fund, as necessary, by the change in a relevant benchmark that the fair value committee has deemed to be representative of the market.

Fair Value Measurements – A three-tier hierarchy has been established to classify fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available. In accordance with the authoritative guidance on fair value measurements and disclosure under GAAP, the Fund discloses fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value.

Various inputs are used in determining the value of the Fund’s investments as of the reporting period end. These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1 –	Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Fund has the ability to access at the measurement date;

Level 2 –	Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability at the measurement date; and

Level 3 –	Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

An investment level within the fair value hierarchy is based on the lowest level input, individually or in the aggregate, that is significant to fair value measurement. The valuation techniques used by the Fund to measure fair value during the period ended March 31, 2018 maximized the use of observable inputs and minimized the use of unobservable inputs.

Semi-Annual Report | September 30, 2017	25

Resource Real Estate Diversified Income Fund	Notes to Financial Statements

March 31, 2018 (Unaudited)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk or liquidity associated with investing in those securities. The following is a summary of the inputs used in valuing the Fund’s investments as of March 31, 2018:

Resource Real Estate Diversified Income Fund

Investments in Securities at Value	Level 1	Level 2	Level 3	Total
Bonds & Notes(a)	$–	$2,697,173	$–	$2,697,173
Preferred Stocks(a)	33,756,309	–	–	33,756,309
Real Estate Investment Trusts - Common Stocks
Public Non-Traded Real Estate Investment Trusts	$1,016,466	$–	$22,414,326	$23,430,792
Private Real Estate Investment Trusts (Measured at net asset value)(b)	–	–	–	151,844,123
Traded Real Estate Investment Trusts	92,313,396	–	–	92,313,396
TOTAL	$127,086,171	$2,697,173	$22,414,326	$304,041,793

(a)	For detailed descriptions, see the accompanying Portfolio of Investments.

(b)	In accordance with ASC 820-10, certain investments that are measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been classified in the fair value hierarchy. The fair value amounts presented in this table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statement of Assets and Liabilities.

There were no transfers between Levels 1, 2 and 3 during the six months ended March 31, 2018. It is the Fund’s policy to recognize transfers between levels at the end of the reporting period.

The following is a reconciliation of assets in which Level 3 inputs were used in determining value:

Asset Type	Balance as of September 30, 2017	Accrued Discount/ premium	Return of Capital	Realized Gain/(Loss)	Change in Unrealized Appreciation/ Depreciation	Purchases	Sales Proceeds	Transfer into Level 3	Transfer Out of Level 3	Balance as of March 31, 2018	Net change in unrealized appreciation/ (depreciation) included in the Statements of Operations attributable to Level 3 investments held at March 31, 2018
Real Estate Investment Trusts - Common Stock	7,085,015	–	–	(681,034)	460,075	18,000,000	(3,449,730)	–	$–	$22,414,326	$191,981
	$7,085,015	$–	$–	$(681,034)	$460,075	$18,000,000	$(3,449,730)	$–	$–	$22,414,326	$191,981

Significant unobservable valuation inputs for material Level 3 investments as of March 31, 2018 are as follows:

	Fair Value at 9/30/2017	Valuation Technique	Unobservable Input	Range
Public Non-Traded Real Estate Investment Trusts	$22,414,326	Net Asset Value Qualifying Transaction Data(a)	Proprietary Benchmark	100.00 – 100.02

(a)	The reporting entity sets a minimum threshold for secondary market trading activity before incorporating such activity into the valuation.

A change to the unobservable input may result in a significant change to the value of the investment as follows:

Unobservable Input	Impact to Value if Input Increases	Impact to Value if Input Decreases
Proprietary Benchmark	Increase	Decrease

Securities Transactions and Investment Income – Investment security transactions are accounted for on a trade date basis. Cost is determined and gains and losses are based upon the specific identification method for both financial statement and federal income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Purchase discounts and premiums on securities are accreted and amortized over the life of the respective securities.

26	www.rredif.com

Resource Real Estate Diversified Income Fund	Notes to Financial Statements

March 31, 2018 (Unaudited)

Industry Concentration – If the Fund has significant investments in the securities of issuers within a particular industry, any development affecting that industry will have a greater impact on the value of the net assets of the Fund than would be the case if the Fund did not have significant investments in that industry. In addition, this may increase the risk of loss in the Fund and increase the volatility of the Fund’s net asset value per share. Occasionally, market conditions, regulatory changes or other developments may negatively impact this industry, and therefore the value of the Fund’s portfolio will be adversely affected. As of March 31, 2018, the Fund had 121% of the value of its net assets invested within the real estate industry.

Concentration of Credit Risk – The Fund places its cash with one banking institution, which is insured by Federal Deposit Insurance Corporation (“FDIC”). The FDIC insurance limit is $250,000 per deposit. At various times throughout the year, the amount on deposit may exceed the FDIC limit and subject the Fund to a credit risk. The Fund does not believe that such deposits are subject to any unusual risk associated with investment activities.

Federal and Other Taxes – No provision for income taxes is included in the accompanying financial statements, as the Fund intends to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies.

The Fund evaluates tax positions taken (or expected to be taken) in the course of preparing the Fund’s tax provisions to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements.

As of and during the six months ended March 31, 2018, the Fund did not have a liability for any unrecognized tax benefits. The Fund files U.S. federal, state and local tax returns as required. The Fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations which is generally three years after the filing of the tax return for federal purposes and four years for most state returns. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Foreign Currency – The accounting records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency and income receipts and expense payments are translated into U.S. dollars using the prevailing exchange rate at the London market close. Purchases and sales of securities are translated into U.S. dollars at the contractual currency rates established at the approximate time of the trade. Net realized gains and losses on foreign currency transactions represent net gains and losses from currency realized between the trade and settlement dates on securities transactions and the difference between income accrued versus income received. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investment securities.

Distributions to Shareholders – Distributions from investment income are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and paid annually and are recorded on the ex-dividend date. The character of income and gains to be distributed is determined in accordance with income tax regulations, which may differ from GAAP.

Early Withdrawal Charge – Selling brokers, or other financial intermediaries that have entered into distribution agreements with the Distributor, may receive a commission of up to 1.00% of the purchase price of Class C and T shares and up to 0.50% on the purchase of Class A and Class U shares of $1 million or more. Shareholders who tender for repurchase of such shareholder's Class C and T shares within 365 days of purchase will be subject to an early withdrawal charge of 1.00% of the original purchase price. Shareholders tendering Class A and U shares fewer than 365 days after the original purchase date may be subject to an early withdrawal charge of 0.50%, which will be deducted from repurchase proceeds, if (i) the original purchase was for amounts of $1 million or more and (ii) the selling broker received the reallowance of the dealer-manager fee. The Distributor may waive the imposition of the early withdrawal charge in the following situations: (1) shareholder death or (2) shareholder disability. Any such waiver does not imply that the early withdrawal charge will be waived at any time in the future or that such early withdrawal charge will be waived for any other shareholder. Class W, I, D and L (with respect to purchases of under $1 million) shares will not be subject to an early withdrawal charge. For the six months ended March 31, 2018, the Fund did not incur early withdrawal charges.

Indemnification – The Trust indemnifies its officers and Trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on industry experience, the Trust expects the risk of loss due to these warranties and indemnities to be remote.

Semi-Annual Report | September 30, 2017	27

Resource Real Estate Diversified Income Fund	Notes to Financial Statements

March 31, 2018 (Unaudited)

3. ADVISORY FEES AND OTHER RELATED PARTY TRANSACTIONS

Advisory Fees – Pursuant to an investment advisory agreement (the “Advisory Agreement”), investment advisory services are provided to the Fund by the Adviser. Under the terms of the Advisory Agreement, the Adviser receives monthly fees calculated at an annual rate of 1.25% of the average daily net assets of the Fund. During the six months ended March 31, 2018, the Fund accrued $1,490,230 in advisory fees.

The Adviser has contractually agreed to waive all or part of its management fees and/or make payments to limit Fund expenses, (including all organization and offering expenses, but excluding interest, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) at least until September 9, 2018, so that the total annual operating expenses of the Fund do not exceed 1.99% per annum of Class A average daily net assets, 2.74% per annum of Class C average daily net assets, 1.99% per annum of Class W average daily net assets, 1.74% per annum of Class I average daily net assets, 1.99% per annum of Class U and average daily net assets, 2.74% per annum of Class T average daily net assets, 2.49% per annum of Class D average daily net assets and 2.24% per annum of Class L average daily net assets. The expense limitation for Class W was changed from 2.49% to 1.99% effective January 6, 2017. Fee waivers and expense payments may be recouped by the Adviser from the Fund, to the extent that overall expenses fall below the expense limitation, within three years of when the amounts were waived or reimbursed. During the six months ended March 31, 2018 the Adviser waived fees and reimbursed expenses of $165,748 pursuant to its contractual agreement.

As of March 31, 2018 the following amounts were available for recoupment by the advisor based upon their potential expiration dates:

Fund	2018	2019	2020	2021
Resource Real Estate Diversified Income Fund	$264,597	$374,046	$426,265	$165,748

CCO/Compliance Services – For the period October 1, 2017 through February 28, 2018, the Fund reimbursed the Adviser for a portion of the costs (including compensation on and benefits) related to the Fund’s Chief Compliance Officer.

Effective March 1, 2018, pursuant to a Compliance Services Agreement between the Fund and Resource America (acting together with the Fund’s adviser and certain other affiliates of Resource America, Inc. (collectively, “Resource”)), dated March 1, 2018 (the “CSA”), Resource provides compliance services to the Fund. The services under the CSA are designed to ensure compliance by the Fund with its investment objectives, policies and restrictions, as disclosed in the Fund’s prospectuses and SAI.

The CSA also covers, among other items, services associated with monitoring the Fund’s compliance with its policies and procedures and applicable federal, state and foreign securities laws and the rules and regulations thereunder. The initial term of the CSA is two years and will remain in full force from year to year thereafter, subject to annual approval by Resource and the Fund’s Board of Trustees.

In return for the services provided under the CSA, the Fund pays a flat, annual fee of $200,000, payable monthly in twelve (12) equal installments (the “Flat Fee”), provided that each such monthly installment of the Flat Fee shall not exceed a monthly fee calculated at an annual rate of 0.10% of the Fund’s average daily net assets (the “Asset-Based Fee”). For purposes of determining whether the Fund will pay the Asset-Based Fee in any given month, Resource compares the amount of the Flat Fee and Asset-Based Fee that would be due for the given month and charges the Fund the applicable Asset-Based Fee only if such Asset-Based Fee is lower than the monthly installment of the Flat Fee, which is $16,666.66 (1/12 of

$200,000). For the period ended March 31, 2018, the Fund incurred $116,394 with respect to costs associated with the Fund’s Chief Compliance Officer and fees associated with compliance services.

Fund Accounting Fees and Expenses – ALPS Fund Services, Inc. (“ALPS”) serves as the Fund’s administrator and accounting agent (the “Administrator”) and receives customary fees from the Fund for such services.

Transfer Agent – DST Systems Inc., an affiliate of ALPS, serves as transfer, dividend paying and shareholder servicing agent for the Fund (“Transfer Agent”) and receives customary fees from the Fund for such services.

Distributor – ALPS Distributors, Inc. (the “Distributor”) serves as the Fund’s distributor. There are no fees paid to the Distributor pursuant to the distribution agreement. The Board has adopted, on behalf of the Fund, a shareholder servicing plan under which the Fund may compensate financial industry professionals for providing ongoing services in respect of clients with whom they have distributed shares of the Fund. Under the shareholder servicing plan, the Fund’s Class A, Class C, Class W, Class U, Class T, Class D and Class L shares are subject to a shareholder servicing fee at an annual rate of 0.25% of the average daily net assets attributable to that share class. For the six months ended March 31, 2018, the Fund incurred shareholder servicing fees of $274,556. The Class C, Class T and Class L shares also pay to the Distributor a distribution fee, payable under a distribution plan adopted by the Board, that accrues at an annual rate equal to 0.75%, 0.75% and 0.25% respectively of the Fund’s average daily net assets attributable to Class C, Class T and Class L shares and is payable on a quarterly basis. In addition, Class D shares pay to Resource Securities LLC (the “Dealer Manager”), an affiliate of the Adviser, a dealer manager fee, payable under a distribution plan adopted by the Board, that accrues at an annual rate equal to 0.50% of the Fund’s average daily net assets attributable to Class D shares and is payable on a quarterly basis. Class A, Class W, Class I and Class U shares are not currently subject to a distribution fee. For the six months ended March 31, 2018, the Fund accrued $237,428 in distribution fees and $20,192 in dealer manager fees.

28	www.rredif.com

Resource Real Estate Diversified Income Fund	Notes to Financial Statements

March 31, 2018 (Unaudited)

The Distributor acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares. The Distributor is an affiliate of ALPS. During the six months ended March 31, 2018, no fees were retained by the Distributor.

Trustees – Each trustee who is not affiliated with the Trust or Adviser receives an annual fee of $10,000, plus $2,000 for attending the annual in-person meeting of the Board, plus $500 for attending each of the remaining telephonic meetings, as well as reimbursement for any reasonable expenses incurred attending the meetings. None of the executive officers receive compensation from the Trust, except as noted for the Chief Compliance Officer.

4. INVESTMENT TRANSACTIONS

The cost of purchases and proceeds from the sale of securities, other than short-term securities, for the six months ended March 31, 2018, amounted to $205,161,219 and $180,865,264, respectively.

5. DERIVATIVE TRANSACTIONS

Derivative Instruments and Hedging Activities – The following discloses the Fund’s use of derivative instruments and hedging activities:

The Fund’s investment objectives not only permit the Fund to purchase investment securities, it also allows the Fund to enter into various types of derivative contracts such as futures. In doing so, the Fund will employ strategies in differing combinations to permit them to increase, decrease, or change the level or types of exposure to market factors. Central to those strategies are features inherent to derivatives that make them more attractive for this purpose than equity or debt securities; they require little or no initial cash investment, they can focus exposure on only certain selected risk factors, and they may not require the ultimate receipt or delivery of the underlying security (or securities) to the contract. This may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors.

Market Risk Factors – In pursuit of its investment objectives, the Fund may seek to use derivatives to increase or decrease their exposure to the following market risk factors:

Foreign Exchange Rate Risk: Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the value of the foreign currency denominated security will increase as the dollar depreciates against the currency.

Risk of Investing in Derivatives: The Fund’s use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per their investment objectives, but are the additional risks from investing in derivatives.

Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund.

Option Contracts – The Fund may enter into options transactions for hedging purposes and for non-hedging purposes such as seeking to enhance return. The Fund may write covered put and call options on any stocks or stock indices, currencies traded on domestic and foreign securities exchanges, or futures contracts on stock indices, interest rates and currencies traded on domestic and, to the extent permitted by the CFTC, foreign exchanges. A written call option on an asset by the Fund obligates the Fund to sell the specified asset to the holder (purchaser) at a stated price (the exercise price) if the option is exercised before a specified date (the expiration date). A written put option on an asset by the Fund obligates the Fund to buy the specified asset from the purchaser at the exercise price if the option is exercised before the expiration date. Premiums received when writing options are recorded as liabilities and are subsequently adjusted to the current value of the options written. Premiums received from writing options that expire are treated as realized gains. Premiums received from writing options, which are either exercised or closed, are offset against the proceeds received or amount paid on the transaction to determine realized gains or losses which are recorded on the Statement of Operations.

Semi-Annual Report | September 30, 2017	29

Resource Real Estate Diversified Income Fund	Notes to Financial Statements

March 31, 2018 (Unaudited)

Short Sales – The Fund may sell securities short. To do this the Fund will borrow and then sell (take short positions in) securities. To complete such a transaction, the Fund must borrow the security to deliver to the buyer. The Fund then is obligated to replace the security borrowed by purchasing it in the open market at some later date. The Fund bears the risk of a loss if the market price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will realize a gain if the security declines in value between those dates. There can be no assurance that securities necessary to cover a short position will be available for purchase. To mitigate leverage risk, the Fund will segregate liquid assets (which may include its long positions) at least equal to its short position exposure, marked-to-market daily. The Fund is liable for any dividends or interest payable on securities while those securities are in a short position.

Futures – The Fund may invest in futures contracts in accordance with its investment objectives. The Fund does so for a variety of reasons, including for cash management, hedging or non-hedging purposes in an attempt to achieve investment returns consistent with the Fund’s investment objective. A futures contract provides for the future sale by one party and purchase by another party of a specified quantity of the security or other financial instrument at a specified price and time. A futures contract on an index is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. Futures transactions may result in losses in excess of the amount invested in the futures contract. There can be no guarantee that there will be a correlation between price movements in the hedging vehicle and in the portfolio securities being hedged. An incorrect correlation could result in a loss on both the hedged securities in a Fund and the hedging vehicle so that the portfolio return might have been greater had hedging not been attempted. There can be no assurance that a liquid market will exist at a time when a Fund seeks to close out a futures contract or a futures option position. Lack of a liquid market for any reason may prevent the Fund from liquidating an unfavorable position, and the Fund would remain obligated to meet margin requirements until the position is closed. In addition, the Fund could be exposed to risk if the counterparties to the contracts are unable to meet the terms of their contracts. With exchange-traded futures, there is minimal counterparty credit risk to the Fund since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.

When a purchase or sale of a futures contract is made by the Fund, the Fund is required to deposit with its custodian (or broker, if legally permitted) a specified amount of liquid assets (“initial margin”). The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract that is returned to the Fund upon termination of the contract, assuming all contractual obligations have been satisfied. Each day the Fund may pay or receive cash, called “variation margin,” equal to the daily change in value of the futures contract. Such payments or receipts are recorded for financial statement purposes as unrealized gains or losses by the Fund. Variation margin does not represent a borrowing or loan by the Fund but is instead a settlement between the Fund and the broker of the amount one would owe the other if the futures contract expired. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

30	www.rredif.com

Resource Real Estate Diversified Income Fund	Notes to Financial Statements

March 31, 2018 (Unaudited)

The location in the Statement of Operations of the Fund’s derivative positions for the period ended March 31, 2018 are as follows:

Risk Exposure	Statement of Operations Location	Realized Gain/(Loss) on Derivatives Recognized in Income	Change in Unrealized Gain/(Loss) on Derivatives Recognized in Income
Resource Real Estate Diversified Income Fund
Purchased Options (Equity contracts)	Net realized loss on investments/Net change in unrealized depreciation on investments	(1,496,660)	(168,501)
Written Options (Equity contracts)	Net realized gain on written options/Net change in unrealized depreciation on written options	1,246,535	(387,049)
Total		$(250,125)	$(555,550)

During the six months ended March 31, 2018, the average purchased and written option contracts volume was 10,023 and 20,047 contracts respectively.

6. TAX BASIS INFORMATION

The Fund has substantial investments in real estate investment trusts, or REITs, which are generally not subject to federal income taxes. Distributions that the Fund receives from REITs can be classified as ordinary income, capital gain income or return of capital by the REITs that make these distributions to the Fund. However, it is not possible for the Fund to characterize distributions received from REITs during interim periods because the REIT issuers do not report their tax characterizations until subsequent to year end. Final characterization of the Fund’s 2017 distributions to its common shareholders is also dependent upon the magnitude or timing of the Fund’s securities transactions prior to year-end. Therefore, it is likely that some portion of the Fund’s 2017 investment income and distributions to its common shareholders will be recharacterized as long term capital gain and return of capital for financial statement and U.S. federal income tax purposes subsequent to year end and reflected accordingly in the Fund’s year end financial statements.

The tax character of distributions paid for the years ended September 30, 2017:

September 30, 2017	Ordinary Income	Long-Term Capital Gain	Return of Capital
Resource Real Estate Diversified Income Fund	$7,044,068	$698,187	$4,051,195

The following information is computed on a tax basis for each item as of March 31, 2018:

	Gross Appreciation (excess of value over tax cost)	Gross Depreciation (excess of tax cost over value)	Net Unrealized Appreciation	Cost of Investments for Income Tax Purposes
Resource Real Estate Diversified Income Fund	$19,183,661	$(13,491,579)	$5,692,082	$298,349,711

The difference between book basis and tax basis distributable earnings and unrealized appreciation/(depreciation) is primarily attributable to the tax deferral of losses on wash sales, investments in partnerships and certain other investments.

Semi-Annual Report | September 30, 2017	31

Resource Real Estate Diversified Income Fund	Notes to Financial Statements

March 31, 2018 (Unaudited)

7. REPURCHASE OFFERS

Pursuant to Rule 23c-3 under the 1940 Act, the Fund offers shareholders on a quarterly basis the option of redeeming shares, at net asset value, of up to 5% of its issued and outstanding shares as of the close of regular business hours on the New York Stock Exchange on the Repurchase Pricing Date (defined below). If shareholders tender for repurchase more than 5% of the outstanding shares of the Fund, the Fund may, but is not required to, repurchase up to an additional 2%. If the Fund determines not to repurchase an additional 2%, or if more than 7% of the shares are tendered, then the Fund will repurchase shares on a pro rata basis based upon the number of shares tendered by each shareholder. There can be no assurance that the Fund will be able to repurchase all shares that each shareholder has tendered, even if all the shares in a shareholder's account are tendered. In the event of an oversubscribed offer, you may not be able to tender all shares that you wish to tender and may have to wait until the next quarterly repurchase offer to tender the remaining shares. Subsequent repurchase requests will not be given priority over other shareholder requests.

During the six months ended March 31, 2018, the Fund completed two quarterly repurchase offers. In these offers, the Fund offered to repurchase up to 5% of the number of its outstanding shares as of the Repurchase Pricing Dates. For the six months ended March 31, 2018, none of the quarterly repurchase offers were oversubscribed. The result of those repurchase offers were as follows:

	Repurchase Offer #1	Repurchase Offer #2
Commencement Date	September 18, 2017	December 11, 2017
Repurchase Request Deadline	October 18, 2017	January 10, 2018
Repurchase Pricing Date	October 18, 2017	January 10, 2018
Amount Repurchased	$8,061,137	$8,392,950
Shares Repurchased	783,746	831,000

8. BANK LINE OF CREDIT

The Fund has a $100,000,000 secured revolving bank line of credit through BNP Paribas Prime Brokerage International, Ltd. (the “Bank”) for purpose of investment purchases subject to the limitations of the 1940 Act for borrowings.

Borrowings under this arrangement bear interest at the Bank’s 3 month LIBOR plus 145 basis points at the time of borrowing. During the six months ended March 31, 2018, the Fund incurred $1,032,803 of interest expense related to the borrowings. Average borrowings and the average interest rate during the six months ended March 31, 2018 were $66,428,548 and 3.14%, respectively. The largest outstanding borrowing during the six months ended March 31, 2018 was $77,642,732. As of March 31, 2018, the Fund had $63,022,338 of outstanding borrowings.

As collateral security for the Bank line of credit, the Fund grants the Bank a first position security interest in and lien on all securities of any kind or description held by the Fund in the pledge account. As of March 31, 2018, the Fund had $118,987,561 in securities pledged as collateral for the line of credit.

9. RECENT ACCOUNTING PRONOUNCEMENT

In March 2017, FASB issued ASU “Premium Amortization on Purchased Callable Debt Securities” which amends the amortization period for a callable debt security held at a premium from the maturity date to the earliest call date. The guidance is effective for annual periods beginning after December 15, 2018, and interim periods within those annual periods. At this time, management is evaluating the implications of these changes on the funds.

10. SUBSEQUENT EVENTS

Subsequent events after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued.

The Fund completed a quarterly repurchase offer on April 18, 2018, which resulted in 1,518,273 Fund shares being repurchased for $15,256,918.

Management has determined that there were no other subsequent events to report through the issuance of these financial statements.

32	www.rredif.com

Resource Real Estate Diversified Income Fund	Additional Information

March 31, 2018 (Unaudited)

1. PROXY VOTING POLICIES AND VOTING RECORD

A description of the policies and procedures that the Fund uses to vote proxies relating to portfolio securities is available without charge upon request by calling toll-free 855-747-9559, or on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available without charge upon request by calling toll-free 855-747-9559, or on the SEC’s website at http://www.sec.gov.

2. QUARTERLY PORTFOLIO HOLDINGS

The Fund files a complete listing of portfolio holdings for the Fund with the SEC as of the first and third quarters of each fiscal year on Form N-Q. The filings are available upon request by calling 855-747-9559. Furthermore, you may obtain a copy of the filing on the SEC’s website at http://www.sec.gov. The Fund’s Form N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

3. ANNUAL RENEWAL OF INVESTMENT ADVISORY AGREEMENT

At a meeting on November 10, 2017, the Board (the “Board” or “Trustees”) of Resource Real Estate Diversified Income Fund (the “Fund” or the “Trust”), including a majority of the independent Trustees, approved the continuance of the investment advisory agreement (the “Advisory Agreement”) between the Trust and Resource Real Estate, LLC (“Resource Real Estate” or the Adviser”). In considering the approval of the Advisory Agreements, the Trustees received materials specifically relating to the Adviser and the Advisory Agreement.

The Trustees considered the following material factors during their deliberations: (1) the nature, extent and quality of services to be provided by the Adviser; (2) the investment performance of the Fund and the Adviser; (3) the cost of services to be provided and the profits to be realized by the Adviser and its affiliates; (4) the extent to which economies of scale will be realized as the Fund grows; and (5) whether the fee levels reflect these economies of scale for the benefit of investors. The Trustees relied upon the advice of counsel and their own business judgment in determining the before-mentioned material factors to be considered in evaluating the Advisory Agreement and the weight to be given to each factor considered. The conclusions reached by the Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the approval of the Advisory Agreement.

Nature, Extent and Quality of Service. The Board examined the nature, extent and quality of the services provided by Resource Real Estate to the Fund. They noted that the Board receives a significant level of input and quality materials from Resource Real Estate and provides professional managerial and operational teams to run and support the Fund. They further noted that Resource Real Estate continues to invest in high quality professional personnel to support the Fund. Resource Real Estate reported that its parent company has extensive experience sponsoring investment funds. The Trustees discussed the nature of Resource Real Estate’s operations, the quality of Resource Real Estate’s compliance infrastructure and the experience and background of all key personnel of its fund management team. The Trustees further considered the key risks associated with the Fund’s investment strategy and the policies and procedures adopted by Resource Real Estate to mitigate those risks. They also discussed Resource Real Estate’s practices for monitoring compliance with the Fund’s investment limitations as well as Resource Real Estate’s broker-dealer selection practices. The Trustees concluded that Resource Real Estate had sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to the continued performance of its duties under the Advisory Agreement and that the nature, overall quality and extent of the management services provided by Resource Real Estate to the Fund were satisfactory.

Performance. The Trustees considered the performance of the Fund. They noted that over the one-year period the Fund outperformed its peer group average, Morningstar category average, and the NAREIT Total Return Index. The Trustees also noted that the Fund outperformed its fundamental benchmark (consisting of equal parts Global Developed REIT Equities, Direct Real Estate, and Real Estate Credit) since inception. The Trustees expressed their appreciation for the performance and the careful, thoughtful and professional manner in which Resource Real Estate implemented the strategy. They reasoned that Resource Real Estate was managing the Fund’s portfolio in accordance with prospectus guidelines and concluded that the Fund’s performance was satisfactory.

Fees and Expenses. The Trustees noted that the Fund charges a 1.25% management fee and that the fee was below the average of the Fund’s Morningstar category, slightly higher than the peer group average, and reasonably within the range of its peer group. They further noted that the Fund’s net expense ratio was higher than the averages of the Morningstar category and the peer group, higher than any fund in the peer group, and well within the range of the Morningstar category. The Trustees further noted the expense cap in place, considered that expenses were likely to decline as the Fund grew in size, and, after further discussion, concluded that the Fund’s fees and expenses were not unreasonable.

Semi-Annual Report | September 30, 2017	33

Resource Real Estate Diversified Income Fund	Additional Information

March 31, 2018 (Unaudited)

Economies of Scale. The Trustees considered whether there will be economies of scale with respect to the management of the Fund. They considered that Resource Real Estate reported that it had not yet received materials benefits related to economies of scale, but that such economies may be realized as the Fund grows. After further discussion, the Trustees concluded that the absence of breakpoints at this time was acceptable, but that economies of scale would be revisited in the future if the Fund grows materially in size.

Profitability. The Trustees reviewed the profitability analysis provided by Resource Real Estate and noted that Resource Real Estate had estimated that it incurred a loss over the past fiscal year from its relationship with the Fund, due in part to its participation in the Fund’s fee waiver and expense limitation arrangement. The Trustees concluded excessive profitability was not a concern.

Conclusion. Having requested and received such information from Resource Real Estate as the Board of the Fund believed to be reasonably necessary to evaluate the terms of the Advisory Agreement, and as assisted by the advice of counsel, the Board concluded that the advisory fee is reasonable and that renewal of the Advisory Agreement is in the best interests of the shareholders of the Fund.

3. DISTRIBUTABLE CASH FLOW

The information presented below regarding Distributable Cash Flow is supplemental non-GAAP financial information, which is meaningful to understanding the operating performance of the Fund. Distributable Cash Flow is the functional equivalent of EBITDA for non-investment companies. Management believes it is an important supplemental measure of performance. This information is supplemental, unaudited, and is not inclusive of required financial disclosures (such as Total Expense Ratio), and should be read in conjunction with our full financial statements.

	For the Six Months Ended March 31, 2018 (Unaudited)	For the Year Ended September 30, 2017
Dividends and Interest from the Statement of Operations	$10,573,150	$12,415,337
Add: Tax adjustments attributable to REIT and other investments(1)	N/A	4,553,121
Dividends and Interest before REIT adjustments	10,573,150	16,968,458
Total Expenses	3,814,030	6,005,043
Less Fees Waived	(165,748)	(426,265)
Total Net Expenses	3,648,282	5,578,778
Distributable Cash Flow	6,924,868	11,389,680
Distribution to Shareholders	7,095,970	11,793,450
Distribution Coverage Ratio	98%	97%
Net Realized Gain/(Loss) from the Statement of Operations(2)	(2,284,597)	2,143,522
Distribution Coverage Ratio including Net Realized Gain	NM	115%

[1]	Tax adjustments attributable to REIT and other investments are adjustments to reflect the tax character of distributions received from underlying investments. Specifically, a portion of distributions received from REITs are often treated as non-taxable return of capital for book and tax purposes and distributions received from investments structured as partnerships are also treated as return of capital to the extent the distributions received exceed the income reported to the Fund on the Form K-1’s received from the underlying investments.

[2]	The Fund is subject to a 4% nondeductible excise tax on certain undistributed amounts of ordinary income and capital gain under a prescribed formula contained in Section 4982 of the Code. The formula requires payment to shareholders during a calendar year of distributions representing at least 98% of the Fund's ordinary income for the calendar year and at least 98.2% of its capital gain net income (i.e., the excess of its capital gains over capital losses) realized during the one-year period ending October 31 during such year plus 100% of any income that was neither distributed nor taxed to the Fund during the preceding calendar year. Under ordinary circumstances, the Fund expects to time its distributions so as to avoid liability for this tax.

34	www.rredif.com

Page Intentionally Left Blank

Item 2. Code of Ethics.

Not applicable to this report.

Item 3. Audit Committee Financial Expert.

Not applicable to this report.

Item 4. Principal Accountant Fees and Services.

Not applicable to this report.

Item 5. Audit Committee of Listed Registrants.

Not applicable to the Registrant.

Item 6. Investments.

(a)	The schedule of investments is included as part of the Report to Shareholders filed under Item 1 of this report.

(b)	Not applicable to the Registrant.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to this report.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)	Not applicable to this report.

(b)	Not applicable to this report.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliates Purchasers.

None.

Item 10. Submission of Matters to a Vote of Security Holders.

None.

Item 11. Controls and Procedures.

(a)	Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, the Registrant’s principal executive officer and principal financial officer have concluded that the disclosure controls and procedures are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)	There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

None

Item 13. Exhibits.

(a)(1)	Not applicable.

(a)(2)	Certifications required by Item 12(a)(2) of Form N-CSR are filed herewith as Exhibit 99.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

RESOURCE REAL ESTATE DIVERSIFIED INCOME FUND

By:	/s/ Alan Feldman
Alan Feldman
Chief Executive Officer (Principal Executive Officer)

Date:	June 7, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Alan Feldman
Alan Feldman
Chief Executive Officer (Principal Executive Officer)

Date:	June 7, 2018

By:	/s/ Steven R. Saltzman
Steven R. Saltzman
Treasurer (Principal Financial Officer)

Date:	June 7, 2018